UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06322

Exact name of registrant as specified in charter:	Delaware Pooled Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2020

Item 1. Reports to Stockholders

Semiannual report

Macquarie Institutional Portfolios (registered as Delaware Pooled® Trust)

US equities

Macquarie Large Cap Value Portfolio

US fixed income

Macquarie Core Plus Bond Portfolio

Macquarie High Yield Bond Portfolio

International equities

Macquarie Emerging Markets Portfolio

Macquarie Emerging Markets Portfolio II

Macquarie Labor Select International Equity Portfolio
April 30, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Portfolio’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Portfolio or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 231-8002. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with Macquarie Institutional Portfolios or your financial intermediary.

Macquarie Institutional Portfolios

Macquarie Institutional Portfolios (registered as Delaware Pooled® Trust) are designed exclusively for institutional investors and high net worth individuals. Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), serves as investment advisor for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for Macquarie Emerging Markets Portfolio* and Macquarie Labor Select International Equity Portfolio.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature. Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus carefully before investing. Performance includes reinvestment of all distributions.

The Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services are provided by Delaware Management Company, a series of MIMBT, which is a registered investment advisor.

Macquarie Institutional Portfolios are designed exclusively for institutional investors and high net worth individuals. Macquarie Institutional Portfolios are distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust (MIMBT), Macquarie Management Holdings, Inc., and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide. Institutional investment management is provided by Macquarie Investment Management Advisers (MIMA), a series of MIMBT. MIMBT is a US registered investment advisor, and may not be able to provide investment advisory services to certain clients in certain jurisdictions.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolios are governed by US laws and regulations.

*Closed to new investors.

© 2020 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

1

Portfolio objectives and strategies

Macquarie Large Cap Value Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors.

Macquarie Core Plus Bond Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio allocates its investments principally among three sectors of the fixed income securities markets: US investment grade sector, US high yield sector, and international sector.

Macquarie High Yield Bond Portfolio seeks high total return. The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by Standard & Poor’s (S&P) or similarly rated by another nationally recognized statistical rating organization; (2) securities issued or guaranteed by the US government, its agencies, or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P, rated P-1 or P-2 by Moody’s Investors Service, Inc. (Moody’s), or unrated but considered to be of comparable quality.

Macquarie Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio generally invests in equity securities of companies that are organized in, have a majority of their assets in, or derive a majority of their operating income from emerging countries. Macquarie Emerging Markets Portfolio is presently closed to new investors.

Macquarie Emerging Markets Portfolio II seeks long-term capital appreciation. The Portfolio invests primarily in a broad range of equity securities of companies located in emerging market countries. The Portfolio may invest in companies of any size. The portfolio manager believes that although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. The Portfolio seeks to take advantage of these divergences through a fundamental, bottom-up approach. The Portfolio invests in securities of companies with sustainable franchises when they are trading at a discount to the portfolio manager’s intrinsic value estimate for that security.

Macquarie Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and that, in the opinion of Mondrian Investment Partners Limited (“Mondrian”), the Portfolio’s sub-advisor, are undervalued at the time of purchase based on the rigorous fundamental analysis that the sub-advisor employs. In addition to following these quantitative guidelines, Mondrian will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the applicable prospectus carefully before investing.

Macquarie Institutional Portfolios are designed exclusively for institutional investors and high net worth individuals.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The Portfolios’ share prices and yields will fluctuate in response to movements in stock prices.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

2

Portfolio objectives and strategies

The Portfolios may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high yield securities in its portfolio.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolios may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

LIBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

The disruptions caused by natural disasters, pandemics, or similar events could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact a portfolio’s ability to achieve its investment objective and the value of a portfolio’s investments.

3

Disclosure of Portfolio expenses

For the six-month period from November 1, 2019 to April 30, 2020 (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on Macquarie Emerging Markets Portfolio; and (2) ongoing costs, including management fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Nov. 1, 2019 to April 30, 2020.

Actual Expenses

The first section of the table shown, “Actual Portfolio return,” provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Certain of the Portfolios’ actual expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to the relevant Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Macquarie Institutional Portfolios

Expense Analysis of an Investment of $1,000

	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Annualized Expense Ratio	Expenses Paid During Period 11/1/19 to 4/30/20
Actual Portfolio return†
Macquarie Large Cap Value Portfolio	$1,000.00	$870.20	0.70%	$3.25
Macquarie Core Plus Bond Portfolio	1,000.00	1,022.30	0.45%	2.26
Macquarie High Yield Bond Portfolio	1,000.00	947.20	0.59%	2.86
Macquarie Emerging Markets Portfolio	1,000.00	866.80	1.24%	5.76
Macquarie Emerging Markets Portfolio II	1,000.00	908.30	1.20%	5.69
Macquarie Labor Select International Equity Portfolio	1,000.00	798.90	0.86%	3.85

Hypothetical 5% return (5% return before expenses)
Macquarie Large Cap Value Portfolio	$1,000.00	$1,021.38	0.70%	$3.52
Macquarie Core Plus Bond Portfolio	1,000.00	1,022.63	0.45%	2.26
Macquarie High Yield Bond Portfolio	1,000.00	1,021.93	0.59%	2.97
Macquarie Emerging Markets Portfolio	1,000.00	1,018.70	1.24%	6.22
Macquarie Emerging Markets Portfolio II	1,000.00	1,018.90	1.20%	6.02
Macquarie Labor Select International Equity Portfolio	1,000.00	1,020.59	0.86%	4.32

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Portfolios’ expenses reflected above, each Portfolio also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The tables above do not reflect the expenses of the Underlying Funds.

4

Security type / sector allocations

and top 10 equity holdings

Macquarie Institutional Portfolios — Macquarie Large Cap Value Portfolio

As of April 30, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	98.29%
Communication Services	11.72%
Consumer Discretionary	6.21%
Consumer Staples	9.39%
Energy	3.63%
Financials	14.84%
Healthcare	21.39%
Industrials	8.12%
Information Technology	14.57%
Materials	3.00%
Real Estate	2.60%
Utilities	2.82%
Short-Term Investments	2.22%
Total Value of Securities	100.51%
Liabilities Net of Receivables and Other Assets	(0.51%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
ConocoPhillips	3.63%
Marsh & McLennan	3.30%
Archer-Daniels-Midland	3.30%
Cigna	3.30%
Johnson & Johnson	3.26%
Allstate	3.23%
Verizon Communications	3.23%
Lowe’s	3.20%
Broadcom	3.18%
Mondelez International Class A	3.13%

5

Security type / sector allocations

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

As of April 30, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	1.54%
Agency Commercial Mortgage-Backed Securities	2.92%
Agency Mortgage-Backed Securities	19.85%
Collateralized Debt Obligations	2.01%
Corporate Bonds	44.87%
Banking	9.63%
Basic Industry	2.98%
Brokerage	0.31%
Capital Goods	3.37%
Communications	7.75%
Consumer Cyclical	1.65%
Consumer Non-Cyclical	3.64%
Electric	5.13%
Energy	4.92%
Finance Companies	0.59%
Insurance	0.40%
REITs	0.51%
Technology	2.21%
Transportation	1.25%
Utilities	0.53%

Security type / sector	Percentage of net assets
Loan Agreements	3.92%
Municipal Bonds	0.12%
Non-Agency Asset-Backed Securities	3.27%
Non-Agency Collateralized Mortgage Obligations	1.95%
Non-Agency Commercial Mortgage-Backed Securities	5.96%
Sovereign Bonds	2.10%
Supranational Banks	0.28%
US Treasury Obligations	10.54%
Short-Term Investments	0.92%
Total Value of Securities	100.25%
Liabilities Net of Receivables and Other Assets	(0.25%)
Total Net Assets	100.00%

(continues)                                              6

Security type / sector allocations

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

As of April 30, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Corporate Bonds	86.84%
Automotive	1.04%
Banking	4.44%
Basic Industry	9.50%
Capital Goods	6.28%
Consumer Cyclical	3.66%
Consumer Non-Cyclical	4.65%
Energy	7.90%
Financial Services	0.68%
Healthcare	7.72%
Insurance	3.59%
Media	12.28%
Real Estate	0.88%
Services	3.06%
Technology & Electronics	7.06%
Telecommunications	10.10%
Transportation	1.03%
Utilities	2.97%
Loan Agreements	7.14%
Common Stock	0.00%
Short-Term Investments	5.90%
Total Value of Securities	99.88%
Receivables and Other Assets Net of Liabilities	0.12%
Total Net Assets	100.00%

7

Security type / country and sector allocations

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

As of April 30, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets
Common Stock	97.48%
Brazil	2.39%
China/Hong Kong	46.84%
India	11.21%
Indonesia	1.08%
Malaysia	0.56%
Mexico	1.92%
Peru	0.91%
Qatar	0.10%
Republic of Korea	12.97%
Romania	0.26%
Russia	4.41%
Taiwan	10.70%
Thailand	0.09%
United Arab Emirates	0.95%
United Kingdom	3.09%
Preferred Stock	1.75%
Short-Term Investments	0.85%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

Common stock and preferred stock by sector	Percentage of net assets
Communications Services	12.02%
Consumer Discretionary	13.08%
Consumer Staples	9.13%
Energy	8.02%
Financials	22.02%
Healthcare	5.92%
Industrials	0.32%
Information Technology	20.10%
Materials	7.21%
Real Estate	1.31%
Utilities	0.10%
Total	99.23%

(continues)                                              8

Security type / country and sector allocations

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio II

As of April 30, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets
Common Stock	98.35%
Argentina	0.07%
Bahrain	0.02%
Brazil	8.91%
Chile	0.40%
China/Hong Kong	34.60%
India	10.62%
Indonesia	2.26%
Malaysia	0.08%
Mexico	3.27%
Peru	0.42%
Republic of Korea	17.41%
Russia	6.46%
Taiwan	12.70%
Turkey	1.13%
Preferred Stock	1.22%
Short-Term Investments	0.41%
Total Value of Securities	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%

Common stock and preferred stock by sector	Percentage of net assets
Consumer Discretionary	15.52%
Consumer Staples	12.05%
Energy	14.93%
Financials	7.53%
Healthcare	2.00%
Industrials	0.18%
Information Technology	35.33%
Materials	1.56%
Telecommunication Services	10.38%
Utilities	0.09%
Total	99.57%

To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940 as amended). The Information Technology sector consisted of electronics, Internet, and semiconductors. As of April 30, 2020, such amounts, as a percentage of total net assets, were 1.90%, 10.75%, and 22.68%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

9

Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

As of April 30, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets
Common Stock	98.11%
Australia	0.96%
China/Hong Kong	7.51%
Denmark	1.46%
France	7.45%
Germany	9.00%
Italy	4.36%
Japan	29.25%
Netherlands	0.76%
Singapore	5.37%
Spain	2.11%
Sweden	2.89%
Switzerland	5.32%
United Kingdom	21.67%
Preferred Stock	0.31%
Short-Term Investments	0.49%
Total Value of Securities	98.91%
Receivables and Other Assets Net of Liabilities	1.09%
Total Net Assets	100.00%

Common stock and preferred stock by sector	Percentage of net assets
Consumer Discretionary	10.83%
Consumer Staples	8.79%
Energy	7.09%
Financials	15.37%
Healthcare	14.89%
Industrials	14.33%
Information Technology	8.46%
Materials	1.96%
Telecommunication Services	11.13%
Utilities	5.57%
Total	98.42%

10

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Large Cap Value Portfolio

April 30, 2020 (Unaudited)

	Number of shares	Value (US $)
Common Stock – 98.29%
Communication Services – 11.72%
AT&T	39,400	$1,200,518
Comcast Class A	28,516	1,073,057
Verizon Communications	23,500	1,350,075
Walt Disney	11,836	1,280,064

		4,903,714
Consumer Discretionary – 6.21%
Dollar Tree †	15,800	1,258,786
Lowe’s	12,800	1,340,800

		2,599,586
Consumer Staples – 9.39%
Archer-Daniels-Midland	37,200	1,381,608
Conagra Brands	36,896	1,233,802
Mondelez International Class A	25,500	1,311,720

		3,927,130
Energy – 3.63%
ConocoPhillips	36,078	1,518,884

		1,518,884
Financials – 14.84%
Allstate	13,300	1,352,876
American International Group	44,500	1,131,635
Bank of New York Mellon	32,900	1,235,066
Marsh & McLennan	14,200	1,382,086
Truist Financial	29,700	1,108,404

		6,210,067
Healthcare – 21.39%
Abbott Laboratories	12,800	1,178,752
Cardinal Health	25,000	1,237,000
Cigna	7,053	1,380,836
CVS Health	19,700	1,212,535
Johnson & Johnson	9,100	1,365,364
Merck & Co.	16,100	1,277,374
Pfizer	33,911	1,300,826

		8,952,687
Industrials – 8.12%
Caterpillar	9,054	1,053,704
Northrop Grumman	3,700	1,223,479
Raytheon Technologies	17,277	1,119,723

		3,396,906
Information Technology – 14.57%
Broadcom	4,900	1,330,938
Cisco Systems	28,800	1,220,544
Cognizant Technology Solutions Class A	18,598	1,079,056
Intel	21,100	1,265,578
Oracle	22,700	1,202,419

		6,098,535

	Number of shares	Value (US $)
Common Stock (continued)
Materials – 3.00%
DuPont de Nemours	26,709	$1,255,857

		1,255,857
Real Estate – 2.60%
Equity Residential	16,750	1,089,755

		1,089,755
Utilities – 2.82%
Edison International	20,100	1,180,071

		1,180,071
Total Common Stock (cost $39,854,381)		41,133,192

Short-Term Investments – 2.22%
Money Market Mutual Funds – 2.22%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.21%)	185,384	185,384
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.16%)	185,384	185,384
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.25%)	185,383	185,383
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.13%)	185,383	185,383

State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.14%)	185,383	185,383
Total Short-Term Investments (cost $926,917)		926,917

Total Value of Securities – 100.51% (cost $40,781,298)		$42,060,109

† Non-income producing security.

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

11

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

April 30, 2020 (Unaudited)

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations – 1.54%
Fannie Mae Connecticut Avenue Securities
Series 2017-C04 2M2 3.337% (LIBOR01M + 2.85%) 11/25/29 ●	90,000	$82,456
Series 2018-C02 2M2 2.687% (LIBOR01M + 2.20%, Floor 2.20%) 8/25/30 ●	104,923	91,743
Series 2018-C03 1M2 2.637% (LIBOR01M + 2.15%, Floor 2.15%) 10/25/30 ●	170,000	152,509
Series 2018-C05 1M2 2.837% (LIBOR01M + 2.35%, Floor 2.35%) 1/25/31 ●	125,000	111,581
Fannie Mae REMIC Trust
Series 2004-W11 1A2 6.50% 5/25/44	13,580	16,061
Fannie Mae REMICs
Series 2011-118 DC 4.00% 11/25/41	173,614	184,916
Series 2017-40 GZ 3.50% 5/25/47	53,306	58,911
Freddie Mac REMICs
Series 4676 KZ 2.50% 7/15/45	53,890	56,200
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA1 M2 3.737% (LIBOR01M + 3.25%, Floor 3.25%) 7/25/29 ●	250,000	238,231
Series 2017-DNA3 M2 2.987% (LIBOR01M + 2.50%) 3/25/30 ●	500,001	470,189
Series 2018-HQA1 M2 2.787% (LIBOR01M + 2.30%) 9/25/30 ●	174,240	153,237
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2019-HQA4 M2 144A 2.537% (LIBOR01M + 2.05%) 11/25/49 #●	500,000	380,332
GNMA
Series 2013-113 LY 3.00% 5/20/43	22,000	23,911

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2017-56 JZ 3.00% 4/20/47	3,282	$3,566
Series 2017-130 YJ 2.50% 8/20/47	40,000	43,468
Series 2018-34 TY 3.50% 3/20/48	45,000	49,029

Total Agency Collateralized Mortgage Obligations (cost $2,314,445)		2,116,340

Agency Commercial Mortgage-Backed Securities – 2.92%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K058 A2 2.653% 8/25/26 ♦	1,095,000	1,192,604
FREMF Mortgage Trust
Series 2010-K8 B 144A 5.465% 9/25/43 #●	1,000,000	1,000,127
Series 2011-K11 B 144A 4.567% 12/25/48 #●	730,000	734,649
Series 2011-K15 B 144A 5.129% 8/25/44 #●	150,000	151,330
Series 2012-K22 B 144A 3.812% 8/25/45 #●	60,000	61,399
Series 2013-K25 C 144A 3.744% 11/25/45 #●	280,000	274,389
Series 2014-K717 B 144A 3.754% 11/25/47 #●	90,000	90,532
Series 2014-K717 C 144A 3.754% 11/25/47 #●	40,000	39,984
Series 2016-K53 B 144A 4.157% 3/25/49 #●	15,000	15,863
Series 2016-K722 B 144A 3.975% 7/25/49 #●	370,000	374,702
Series 2017-K71 B 144A 3.882% 11/25/50 #●	80,000	80,837

Total Agency Commercial Mortgage-Backed Securities (cost $3,959,462)		4,016,416

Agency Mortgage-Backed Securities – 19.85%
Fannie Mae 3.00% 2/1/57	203,614	217,657
Fannie Mae FHAVA 4.50% 7/1/40	41,166	45,448
Fannie Mae S.F. 30 yr 3.00% 10/1/46	1,261,391	1,341,399
3.00% 4/1/47	162,090	171,668
3.00% 11/1/48	465,084	491,730

(continues)                                              12

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
3.00% 10/1/49	385,839	$407,542
3.00% 11/1/49	269,590	284,754
3.00% 12/1/49	373,254	397,039
3.00% 1/1/50	572,357	604,552
3.50% 3/1/48	472,202	501,705
3.50% 7/1/48	1,745,498	1,849,474
3.50% 11/1/48	445,468	472,589
3.50% 6/1/49	887,079	936,327
3.50% 11/1/49	1,483,431	1,566,482
3.50% 12/1/49	1,674,370	1,810,361
3.50% 1/1/50	715,227	755,655
4.00% 4/1/48	252,899	271,320
4.00% 10/1/48	571,699	632,493
4.50% 6/1/40	45,782	50,890
4.50% 2/1/41	141,858	157,635
4.50% 8/1/41	47,626	53,835
4.50% 5/1/46	403,954	448,006
4.50% 4/1/48	1,070,187	1,187,311
4.50% 9/1/48	59,424	64,888
4.50% 12/1/48	501,603	540,857
4.50% 1/1/49	1,332,622	1,470,674
4.50% 11/1/49	412,670	444,626
4.50% 1/1/50	267,549	291,388
5.00% 1/1/40	501,459	573,450
5.00% 6/1/44	116,769	133,291
5.50% 5/1/44	2,160,253	2,468,584
6.00% 6/1/41	341,990	394,716
6.00% 7/1/41	1,147,427	1,324,190
6.00% 1/1/42	280,291	323,428
Freddie Mac S.F. 30 yr
3.00% 12/1/48	1,848,346	1,958,256
3.00% 11/1/49	219,973	232,346
3.00% 12/1/49	110,015	116,294
3.00% 1/1/50	193,922	206,042
4.00% 10/1/47	686,329	734,753
4.50% 3/1/42	38,889	43,120
4.50% 3/1/49	229,384	249,752
4.50% 8/1/49	457,714	507,330
5.50% 6/1/41	328,169	375,144
GNMA I S.F. 30 yr 3.00% 3/15/50	175,700	188,390
GNMA II S.F. 30 yr 5.50% 5/20/37	13,135	14,945

Total Agency Mortgage-Backed Securities (cost $26,278,718)		27,312,336

	Principal amount°	Value (US $)
Collateralized Debt Obligations – 2.01%
Apex Credit CLO 2017
Series 2017-1A A1 144A 2.49% (LIBOR03M + 1.47%, Floor 1.47%) 4/24/29 #●	292,820	$282,425
CFIP CLO
Series 2017-1A A 144A 2.355% (LIBOR03M + 1.22%) 1/18/30 #●	500,000	482,989
Man GLG US CLO
Series 2018-1A A1R 144A 2.275% (LIBOR03M + 1.14%) 4/22/30 #●	700,000	661,023
Mariner CLO 5
Series 2018-5A A 144A 2.101% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31 #●	400,000	388,593
Midocean Credit CLO IX
Series 2018-9A A1 144A 2.285% (LIBOR03M + 1.15%, Floor 1.15%) 7/20/31 #●	250,000	235,677
Midocean Credit CLO VIII
Series 2018-8A A1 144A 2.845% (LIBOR03M + 1.15%) 2/20/31 #●	250,000	239,248
Saranac CLO VII
Series 2014-2A A1AR 144A 2.925% (LIBOR03M + 1.23%) 11/20/29 #●	250,000	240,768
Steele Creek CLO
Series 2017-1A A 144A 2.469% (LIBOR03M + 1.25%) 1/15/30 #●	250,000	237,287

Total Collateralized Debt Obligations (cost $2,893,099)		2,768,010

Corporate Bonds – 44.87%
Banking – 9.63%
Banco de Credito del Peru 144A 2.70% 1/11/25 #	200,000	195,630
Banco del Estado de Chile 144A 2.704% 1/9/25 #	200,000	199,750
Bancolombia 4.625% 12/18/29 µ	200,000	173,750
Bangkok Bank 144A 3.733% 9/25/34 #µ	200,000	179,332

13

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Bank of America 2.496% 2/13/31 µ	475,000	$481,829
2.592% 4/29/31 µ	95,000	97,461
3.458% 3/15/25 µ	700,000	740,298
4.083% 3/20/51 µ	110,000	132,459
Bank of China 144A 5.00% 11/13/24 #	200,000	218,236
Bank of Montreal 1.85% 5/1/25	115,000	115,422
BBVA Bancomer 144A 6.75% 9/30/22 #	167,000	174,006
BBVA USA 2.875% 6/29/22	250,000	251,528
3.875% 4/10/25	250,000	253,310
Credit Suisse Group 144A 4.194% 4/1/31 #µ	250,000	272,427
144A 6.25%#µY	800,000	823,930
144A 7.25%#µY	200,000	199,639
Fifth Third Bancorp 3.65% 1/25/24	95,000	100,599
3.95% 3/14/28	225,000	255,681
Fifth Third Bank 3.85% 3/15/26	250,000	269,043
Goldman Sachs Group 2.60% 2/7/30	105,000	103,940
3.50% 4/1/25	60,000	63,931
6.00% 6/15/20	645,000	648,451
Itau Unibanco Holding 144A 3.25% 1/24/25 #	200,000	194,750
JPMorgan Chase & Co. 2.522% 4/22/31 µ	130,000	132,990
3.109% 4/22/41 µ	70,000	72,717
3.109% 4/22/51 µ	110,000	113,991
4.023% 12/5/24 µ	305,000	330,007
4.60%µY	135,000	121,264
5.00%µY	415,000	386,238
Morgan Stanley 2.188% 4/28/26 µ	200,000	202,415
3.622% 4/1/31 µ	100,000	110,154
5.00% 11/24/25	580,000	655,854
Northern Trust 1.95% 5/1/30	185,000	184,584
PNC Financial Services Group 2.60% 7/23/26	475,000	496,340
Royal Bank of Scotland Group 8.625%µY	500,000	512,225
Santander UK 144A 5.00% 11/7/23 #	180,000	188,994
Truist Bank 2.636% 9/17/29 µ	334,000	322,180

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Turkiye Garanti Bankasi 144A 5.25% 9/13/22 #	200,000	$197,460
UBS Group 144A 4.125% 9/24/25 #	225,000	247,677
6.875%µY	400,000	402,990
7.125%µY	200,000	202,450
UBS Group Funding Switzerland 6.875%µY	330,000	342,936
US Bancorp 3.00% 7/30/29	225,000	236,539
3.10% 4/27/26	140,000	148,907
3.375% 2/5/24	235,000	252,705
3.60% 9/11/24	40,000	43,413
3.95% 11/17/25	495,000	556,489
US Bank 3.40% 7/24/23	250,000	267,713
USB Capital IX 3.50% (LIBOR03M + 1.02%)Y●	105,000	85,233
Wells Fargo & Co. 3.068% 4/30/41 µ	85,000	84,004
Woori Bank 144A 4.75% 4/30/24 #	200,000	211,601

		13,255,472

Basic Industry – 2.98%
Air Products and Chemicals 1.50% 10/15/25	25,000	25,226
1.85% 5/15/27	35,000	35,450
2.05% 5/15/30	55,000	56,050
2.80% 5/15/50	45,000	45,838
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ	400,000	404,698
Chemours 7.00% 5/15/25	173,000	163,468
CK Hutchison International 17 144A 2.875% 4/5/22 #	200,000	203,652
Cydsa 144A 6.25% 10/4/27 #	200,000	179,920
Freeport-McMoRan 4.125% 3/1/28	85,000	79,105
4.25% 3/1/30	47,000	43,910
Georgia-Pacific 144A 1.75% 9/30/25 #	100,000	100,250
144A 2.10% 4/30/27 #	80,000	79,992
144A 2.30% 4/30/30 #	175,000	175,039
8.00% 1/15/24	310,000	377,475
Hudbay Minerals 144A 7.625% 1/15/25 #	155,000	141,003
Israel Chemicals 144A 6.375% 5/31/38 #	95,000	105,537

(continues)                                              14

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
LYB International Finance III 2.875% 5/1/25	75,000	$75,848
Methanex 5.25% 12/15/29	320,000	270,287
Minera Mexico 144A 4.50% 1/26/50 #	200,000	173,820
Newmont
2.25% 10/1/30	235,000	233,061
2.80% 10/1/29	330,000	340,663
OCP 144A 4.50% 10/22/25 #	200,000	207,410
Olin
5.00% 2/1/30	230,000	201,905
5.625% 8/1/29	90,000	81,756
PolyOne 144A 5.75% 5/15/25 #	82,000	83,076
Sasol Financing USA 5.875% 3/27/24	200,000	134,900
Vedanta Resources Finance II 144A 9.25% 4/23/26 #	200,000	83,000

		4,102,339

Brokerage – 0.31%
Charles Schwab 5.375%µY	125,000	130,000
Jefferies Group
4.15% 1/23/30	100,000	99,474
6.45% 6/8/27	30,000	33,721
6.50% 1/20/43	160,000	169,324

		432,519

Capital Goods – 3.37%
Ashtead Capital 144A 5.25% 8/1/26 #	230,000	231,150
Caterpillar
2.60% 4/9/30	265,000	281,138
3.25% 4/9/50	130,000	141,780
Cemex 144A 5.45% 11/19/29 #	200,000	165,630
General Dynamics
3.25% 4/1/25	160,000	174,765
4.25% 4/1/40	165,000	203,260
4.25% 4/1/50	95,000	123,078
General Electric
3.45% 5/1/27	85,000	86,564
3.625% 5/1/30	145,000	145,755
4.35% 5/1/50	250,000	251,537
L3Harris Technologies
2.90% 12/15/29	265,000	271,563
144A 3.85% 6/15/23 #	80,000	83,900
Otis Worldwide
144A 2.056% 4/5/25 #	95,000	96,766

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Otis Worldwide
144A 2.565% 2/15/30 #	495,000	$499,151
144A 3.112% 2/15/40 #	95,000	93,884
144A 3.362% 2/15/50 #	55,000	56,236
Roper Technologies
2.35% 9/15/24	135,000	137,093
2.95% 9/15/29	325,000	340,507
Standard Industries 144A 5.00% 2/15/27 #	400,000	403,320
TransDigm 144A 6.25% 3/15/26 #	228,000	224,227
Waste Management
2.95% 6/15/24	240,000	256,082
3.45% 6/15/29	224,000	254,401
4.15% 7/15/49	96,000	122,113

		4,643,900

Communications – 7.75%
Altice France Holding 144A 10.50% 5/15/27 #	200,000	216,520
AMC Networks 4.75% 8/1/25	45,000	41,335
AT&T
4.35% 3/1/29	85,000	95,669
4.50% 3/9/48	90,000	102,437
4.90% 8/15/37	135,000	156,430
Charter Communications Operating
2.80% 4/1/31	65,000	65,519
3.70% 4/1/51	115,000	112,258
4.464% 7/23/22	385,000	406,217
4.80% 3/1/50	155,000	175,754
5.05% 3/30/29	220,000	258,542
Clear Channel Worldwide Holdings 144A 9.25% 2/15/24 #	130,000	108,901
Comcast
3.20% 7/15/36	195,000	211,406
3.70% 4/15/24	305,000	333,945
Connect Finco 144A 6.75% 10/1/26 #	200,000	191,630
Crown Castle International
3.80% 2/15/28	305,000	336,630
4.30% 2/15/29	505,000	580,337
5.25% 1/15/23	275,000	301,074
CSC Holdings 144A
5.50% 4/15/27 #	200,000	208,867
5.875% 9/15/22	68,000	71,108

15

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Discovery Communications
4.125% 5/15/29	305,000	$321,838
5.20% 9/20/47	455,000	516,988
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	100,000	100,997
IHS Netherlands Holdco 144A 7.125% 3/18/25 #	200,000	184,000
Netflix 144A 3.625% 6/15/25 #	195,000	198,169
Sirius XM Radio 144A 4.625% 7/15/24 #	192,000	196,762
Sprint Spectrum 144A 4.738% 3/20/25 #	220,000	233,156
Terrier Media Buyer 144A 8.875% 12/15/27 #	135,000	112,219
Time Warner Cable 7.30% 7/1/38	360,000	476,242
Time Warner Entertainment 8.375% 3/15/23	185,000	214,261
T-Mobile USA
144A 3.50% 4/15/25 #	100,000	105,475
144A 3.875% 4/15/30 #	380,000	417,563
144A 4.375% 4/15/40 #	70,000	79,419
144A 4.50% 4/15/50 #	155,000	181,373
Turk Telekomunikasyon 144A 6.875% 2/28/25 #	200,000	200,110
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #	200,000	188,440
Verizon Communications
3.15% 3/22/30	50,000	55,464
4.00% 3/22/50	35,000	43,958
4.50% 8/10/33	1,180,000	1,462,695
ViacomCBS
4.375% 3/15/43	305,000	295,315
4.95% 1/15/31	270,000	287,601
Vodafone Group
4.25% 9/17/50	200,000	221,319
4.875% 6/19/49	480,000	575,416
Zayo Group Holdings 144A 6.125% 3/1/28 #	20,000	18,944

		10,662,303

Consumer Cyclical – 1.65%
Allison Transmission 144A 5.875% 6/1/29 #	240,000	234,079
Costco Wholesale
1.60% 4/20/30	145,000	143,600
1.75% 4/20/32	60,000	59,829

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Future Retail 144A 5.60% 1/22/25 #	200,000	$54,552
General Motors 5.00% 10/1/28	116,000	107,685
General Motors Financial 5.25% 3/1/26	159,000	152,861
Home Depot
2.70% 4/15/30	85,000	90,787
3.35% 4/15/50	75,000	82,929
Lowe’s
4.55% 4/5/49	383,000	465,386
5.125% 4/15/50	200,000	261,344
Murphy Oil USA 5.625% 5/1/27	250,000	259,163
Scientific Games International 144A 8.25% 3/15/26 #	82,000	62,295
TJX
3.875% 4/15/30	100,000	111,723
4.50% 4/15/50	55,000	67,646
VF 2.40% 4/23/25	110,000	111,720

		2,265,599

Consumer Non-Cyclical – 3.64%
AbbVie
144A 2.95% 11/21/26 #	260,000	275,669
144A 4.05% 11/21/39 #	346,000	383,066
Amgen 2.20% 2/21/27	60,000	61,806
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	205,000	223,804
4.15% 1/23/25	280,000	312,434
Aramark Services 144A 5.00% 2/1/28 #	140,000	134,274
Bausch Health 144A 5.50% 11/1/25 #	164,000	171,298
Biogen
2.25% 5/1/30	195,000	194,305
3.15% 5/1/50	180,000	174,916
Bristol-Myers Squibb 144A 2.90% 7/26/24 #	360,000	384,573
Cigna
2.40% 3/15/30	75,000	75,733
3.20% 3/15/40	70,000	72,169
4.125% 11/15/25	225,000	252,664
Coca-Cola
1.45% 6/1/27	45,000	44,903
2.50% 6/1/40	50,000	49,877

(continues)                                              16

Schedules of investments

Macquarie Institutional Portfolios – Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
CVS Health
3.75% 4/1/30	85,000	$94,559
4.30% 3/25/28	680,000	767,473
4.78% 3/25/38	120,000	141,816
Gilead Sciences 4.15% 3/1/47	370,000	466,888
JBS Investments II 144A 7.00% 1/15/26 #	200,000	208,390
Kroger 2.20% 5/1/30	75,000	75,341
MHP 144A 6.95% 4/3/26 #	200,000	186,568
New York & Presbyterian Hospital 4.063% 8/1/56	130,000	148,192
US Foods 144A 6.25% 4/15/25 #	111,000	114,053

		5,014,771

Electric – 5.13%
AEP Texas 3.45% 1/15/50	40,000	44,448
Berkshire Hathaway Energy 144A 4.25% 10/15/50 #	90,000	115,201
Calpine
144A 4.50% 2/15/28 #	55,000	53,501
144A 5.25% 6/1/26 #	40,000	40,919
CenterPoint Energy
3.85% 2/1/24	180,000	192,422
4.25% 11/1/28	291,000	318,097
Centrais Eletricas Brasileiras 144A 3.625% 2/4/25 #	200,000	182,380
ComEd Financing III 6.35% 3/15/33	60,000	64,050
Duke Energy 4.875%µY	345,000	341,790
Duke Energy Indiana 2.75% 4/1/50	235,000	239,838
Entergy Arkansas 4.20% 4/1/49	155,000	196,304
Entergy Mississippi 3.85% 6/1/49	330,000	396,760
Entergy Texas 3.55% 9/30/49	130,000	148,275
Evergy Kansas Central 3.45% 4/15/50	180,000	206,753
Exelon
3.497% 6/1/22	180,000	185,573
3.95% 6/15/25	150,000	165,872
FirstEnergy Transmission 144A 4.55% 4/1/49 #	140,000	166,013

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Israel Electric 144A 5.00% 11/12/24 #	200,000	$219,462
Kallpa Generacion 144A 4.125% 8/16/27 #	200,000	196,580
Louisville Gas & Electric 4.25% 4/1/49	280,000	351,413
MidAmerican Energy 3.15% 4/15/50	170,000	192,923
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	250,000	238,896
National Rural Utilities Cooperative Finance 5.25% 4/20/46 µ	2,000	2,044
Nevada Power 3.125% 8/1/50	239,000	256,090
NV Energy 6.25% 11/15/20	75,000	76,941
PacifiCorp
2.70% 9/15/30	30,000	32,647
3.30% 3/15/51	45,000	50,660
ReNew Power 144A 5.875% 3/5/27 #	200,000	163,738
Southern California Edison
3.65% 2/1/50	310,000	336,693
4.00% 4/1/47	105,000	116,713
4.875% 3/1/49	455,000	579,541
Southwestern Electric Power 4.10% 9/15/28	295,000	330,021
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	85,000	94,780
Vistra Operations 144A 5.50% 9/1/26 #	229,000	237,084
Xcel Energy 2.60% 12/1/29	55,000	57,453
3.40% 6/1/30	65,000	72,418
3.50% 12/1/49	355,000	390,777

		7,055,070

Energy – 4.92%
AES Andres 144A 7.95% 5/11/26 #	200,000	174,252
Ecopetrol 6.875% 4/29/30	140,000	144,728
Energy Transfer Operating
5.25% 4/15/29	220,000	224,508
6.25% 4/15/49	420,000	419,175
Gazprom via Gaz Finance 144A 3.25% 2/25/30 #	200,000	189,036
Geopark 144A 6.50% 9/21/24 #	200,000	145,540

17

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Infraestructura Energetica Nova 144A 4.875% 1/14/48 #	200,000	$168,020
Marathon Oil 4.40% 7/15/27	505,000	392,209
MPLX
4.00% 3/15/28	60,000	56,984
4.125% 3/1/27	370,000	357,863
5.50% 2/15/49	600,000	598,946
Murphy Oil 5.875% 12/1/27	210,000	143,189
NiSource 5.65%µY	200,000	184,098
Noble Energy
3.25% 10/15/29	360,000	264,163
3.90% 11/15/24	200,000	179,530
4.20% 10/15/49	125,000	85,469
4.95% 8/15/47	260,000	184,207
5.05% 11/15/44	75,000	54,965
Occidental Petroleum 2.90% 8/15/24	250,000	191,175
ONEOK 7.50% 9/1/23	505,000	543,805
Petrobras Global Finance 144A 5.093% 1/15/30 #	106,000	96,953
Petroleos Mexicanos 6.75% 9/21/47	60,000	42,120
Sabine Pass Liquefaction
5.625% 3/1/25	315,000	329,979
5.75% 5/15/24	359,000	376,743
Saudi Arabian Oil 144A 4.25% 4/16/39 #	220,000	227,033
Schlumberger Holdings 144A 4.30% 5/1/29 #	210,000	207,093
Southwestern Energy 7.75% 10/1/27	175,000	153,387
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	200,000	190,818
Transcanada Trust 5.50% 9/15/79 µ	305,000	287,232
Transocean Proteus 144A 6.25% 12/1/24 #	175,000	150,587

		6,763,807

Finance Companies – 0.59%
AerCap Ireland Capital 3.65% 7/21/27	340,000	283,343
Air Lease 3.00% 2/1/30	200,000	160,181
International Lease Finance 8.625% 1/15/22	360,000	367,432

		810,956

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Insurance – 0.40%
AssuredPartners 144A 7.00% 8/15/25 #	87,000	$81,563
MetLife 6.40% 12/15/36	5,000	5,610
Prudential Financial 5.375% 5/15/45 µ	265,000	269,608
USI 144A 6.875% 5/1/25 #	190,000	191,663

		548,444

REITs – 0.51%
American Tower Trust #1 144A 3.07% 3/15/23 #	120,000	122,285
Arabian Centres Sukuk 144A 5.375% 11/26/24 #	200,000	175,000
Corporate Office Properties
3.60% 5/15/23	45,000	45,551
5.25% 2/15/24	55,000	57,843
CubeSmart 3.00% 2/15/30	110,000	107,551
Kaisa Group Holdings 144A 11.95% 10/22/22 #	200,000	195,640

		703,870

Technology – 2.21%
Baidu 3.875% 9/29/23	200,000	208,948
Broadcom
144A 4.70% 4/15/25 #	250,000	275,979
144A 5.00% 4/15/30 #	85,000	95,368
CDK Global 5.875% 6/15/26	77,000	81,016
CommScope Technologies 144A 5.00% 3/15/27 #	130,000	111,969
Equinix 5.375% 5/15/27	280,000	303,702
Global Payments
2.65% 2/15/25	470,000	483,921
3.20% 8/15/29	340,000	350,833
International Business Machines 1.95% 5/15/30	115,000	114,573
NXP
144A 2.70% 5/1/25 #	20,000	20,266
144A 3.40% 5/1/30 #	35,000	35,331
144A 4.125% 6/1/21 #	435,000	444,686
144A 4.30% 6/18/29 #	27,000	28,750
144A 4.875% 3/1/24 #	300,000	326,003
Oracle 2.95% 4/1/30	145,000	158,852

		3,040,197

Transportation – 1.25%
Aeropuertos Argentina 2000 144A 6.875% 2/1/27 #	175,000	110,591

(continues)                                              18

Schedules of investments

Macquarie Institutional Portfolios – Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
ASG Finance Designated Activity 144A 7.875% 12/3/24 #	200,000	$107,000
Delta Air Lines 144A 7.00% 5/1/25 #	685,000	702,788
FedEx 4.05% 2/15/48	425,000	421,391
Latam Finance 144A 7.00% 3/1/26 #	200,000	83,920
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #^	200,000	124,220
Union Pacific 3.25% 2/5/50	165,000	170,153

		1,720,063

Utilities – 0.53%
Aegea Finance 144A 5.75% 10/10/24 #	200,000	196,540
Empresas Publicas de Medellin 144A 4.25% 7/18/29 #	200,000	189,580
Essential Utilities
2.704% 4/15/30	75,000	77,008
3.351% 4/15/50	75,000	78,545
KazTransGas JSC 144A 4.375% 9/26/27 #	200,000	190,454

		732,127

Total Corporate Bonds (cost $61,628,800)		61,751,437

Loan Agreements – 3.92%
American Airlines Tranche B 2.814% (LIBOR01M + 2.00%) 12/14/23 ●	120,558	93,433
Aramark Services Tranche B-3 2.154% (LIBOR01M + 1.75%) 3/11/25 ●	69,950	65,998
AthenaHealth Tranche B 1st Lien 5.284% (LIBOR03M + 4.50%) 2/11/26 ●	84,150	78,575
Bausch Health 3.718% (LIBOR01M + 3.00%) 6/2/25 ●	85,453	82,818
Berry Global Tranche W 2.829% (LIBOR01M + 2.00%) 10/1/22 ●	100,000	97,896
Berry Global Tranche Y 2.829% (LIBOR01M + 2.00%) 7/1/26 ●	99,250	95,149
Blue Ribbon 1st Lien 5.623% (LIBOR03M + 4.00%) 11/15/21 ●	39,332	26,451

	Principal amount°	Value (US $)
Loan Agreements (continued)
Buckeye Partners 3.766% (LIBOR01M + 2.75%) 11/1/26 ●	93,048	$87,814
Calpine
2.66% (LIBOR01M + 2.25%) 1/15/24 ●	39,501	38,335
2.66% (LIBOR01M + 2.25%) 4/5/26 ●	49,625	48,074
Charter Communications Operating Tranche B2 2.16% (LIBOR01M + 1.75%) 2/1/27 ●	102,536	99,002
Chemours Tranche B-2 2.16% (LIBOR01M + 1.75%) 4/3/25 ●	218,825	201,502
CityCenter Holdings 3.00% (LIBOR01M + 2.25%) 4/18/24 ●	98,982	88,022
Core & Main 3.988% (LIBOR03M + 2.75%) 8/1/24 ●	142,093	134,929
CSC Holdings 3.314% (LIBOR01M + 2.50%) 4/15/27 ●	64,027	61,519
DaVita Tranche B-1 2.154% (LIBOR01M + 1.75%) 8/12/26 ●	124,376	121,480
Edgewater Generation 4.154% (LIBOR01M + 3.75%) 12/15/25 ●	49,375	44,067
Ensemble RCM 5.513% (LIBOR03M + 3.75%) 8/1/26 ●	74,625	71,951
ESH Hospitality 2.404% (LIBOR01M + 2.00%) 9/18/26 ●	95,888	88,494
Frontier Communications Tranche B-1 5.35% (LIBOR03M + 3.75%) 6/17/24 ●	1,136,078	1,111,936
Gardner Denver Tranche B-1 2.154% (LIBOR01M + 1.75%) 3/1/27 ●	72,357	68,712
Gray Television Tranche B-2 3.243% (LIBOR01M + 2.25%) 2/7/24 ●	107,721	103,087
GVC Holdings Tranche B-3 3.308% (LIBOR06M + 2.25%) 3/29/24 ●	135,240	130,056
HCA Tranche B-12 2.154% (LIBOR01M + 1.75%) 3/13/25 ●	227,100	222,923

19

	Principal amount°	Value (US $)
Loan Agreements (continued)
Hilton Worldwide Finance Tranche B-2 2.237% (LIBOR01M + 1.75%) 6/22/26 ●	35,550	$33,868
Ineos US Finance 2.404% (LIBOR01M + 2.00%) 4/1/24 ●	98,797	93,842
Informatica 3.654% (LIBOR01M + 3.25%) 2/25/27 ●	52,160	50,465
IQVIA Tranche B-3 3.20% (LIBOR03M + 1.75%) 6/11/25 ●	142,463	137,619
Iron Mountain Information Management Tranche B 2.154% (LIBOR01M + 1.75%) 1/2/26 ●	120,635	113,698
JBS USA LUX 3.603% (LIBOR03M + 2.00%) 5/1/26 ●	24,750	24,019
Kronos 0.00% 11/1/23 X	52,153	50,491
Microchip Technology 2.41% (LIBOR01M + 2.00%) 5/29/25 ●	135,100	131,328
Numericable US Tranche B-11 3.154% (LIBOR01M + 2.75%) 7/31/25 ●	66,542	62,009
Numericable US Tranche B-13 4.814% (LIBOR01M + 4.00%) 8/14/26 ●	34,475	32,186
ON Semiconductor Tranche B-4 2.404% (LIBOR01M + 2.00%) 9/16/26 ●	74,535	71,926
Panda Liberty Tranche B-2 7.95% (LIBOR03M + 6.50%) 8/21/20 ●	20,000	18,800
Panda Patriot Tranche B-1 7.20% (LIBOR03M + 5.75%) 12/19/20 ●	69,448	65,281
Penn National Gaming Tranche B-1 3.00% (LIBOR01M + 2.25%) 10/15/25 ●	122,878	108,501
PQ Tranche B 2.654% (LIBOR01M + 2.25%) 2/8/27 ●	136,359	130,805
Prestige Brands Tranche B-4 2.404% (LIBOR01M + 2.00%) 1/26/24 ●	84,923	83,118

	Principal amount°	Value (US $)
Loan Agreements (continued)
Scientific Games International Tranche B-5 3.521% (LIBOR01M + 2.75%) 8/14/24 ●	138,192	$115,114
Sinclair Television Group Tranche B 2.66% (LIBOR01M + 2.25%) 1/3/24 ●	144,369	135,437
SS&C Technologies Tranche B-3 2.154% (LIBOR01M + 1.75%) 4/16/25 ●	57,208	55,288
SS&C Technologies Tranche B-4 2.154% (LIBOR01M + 1.75%) 4/16/25 ●	40,822	39,456
Terrier Media Buyer TBD 12/17/26 X	52,000	48,533
T-Mobile USA TBD 4/1/27 X	65,000	64,659
Transdigm Tranche F 2.654% (LIBOR01M + 2.25%) 12/9/25 ●	127,996	112,577
Ultimate Software Group 1st Lien 4.154% (LIBOR01M + 3.75%) 5/4/26 ●	58,617	56,199
US Foods Tranche B 3.072% (LIBOR01M + 2.00%) 9/13/26 ●	119,400	107,497
Vistra Operations 2.221% (LIBOR01M + 1.75%) 12/31/25 ●	214,873	193,385

Total Loan Agreements (cost $5,619,727)		5,398,324

Municipal Bonds – 0.12%
California State (Build America Bonds) 7.55% 4/1/39	75,000	126,086
South Carolina Public Service Authority Series D 4.77% 12/1/45	30,000	37,347

Total Municipal Bonds (cost $145,111)		163,433

Non-Agency Asset-Backed Securities – 3.27%
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.202% 11/25/36 ●	255,956	254,525
Ford Credit Auto Lease Trust Series 2019-B A2A 2.28% 2/15/22	623,274	625,326

(continues)                                              20

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Ford Credit Auto Owner Trust Series 2018-1 A 144A 3.19% 7/15/31 #	160,000	$163,234
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	44,500	42,555
Hyundai Auto Lease Securitization Trust Series 2020-A A2 144A 1.90% 5/16/22 #	300,000	300,467
Mercedes-Benz Auto Lease Trust Series 2019-B A2 2.01% 12/15/21	97,123	97,369
Series 2020-A A2 1.82% 3/15/22	100,000	100,265
Mercedes-Benz Master Owner Trust Series 2017-BA A 144A 1.234% (LIBOR01M + 0.42%) 5/16/22 #●	500,000	499,632
Series 2018-BA A 144A 1.154% (LIBOR01M + 0.34%) 5/15/23 #●	100,000	97,567
Series 2019-AA A 144A 1.164% (LIBOR01M + 0.35%) 5/15/23 #●	530,000	521,471
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1 A 144A 1.117% (LIBOR01M + 0.63%, Floor 0.63%) 9/25/23 #●	55,000	53,814
Nissan Master Owner Trust Receivables Series 2017-C A 1.134% (LIBOR01M + 0.32%) 10/17/22 ●	265,000	263,533
Penarth Master Issuer Series 2018-2A A1 144A 1.168% (LIBOR01M + 0.45%) 9/18/22 #●	355,000	353,682
PFS Financing Series 2018-E A 144A 1.264% (LIBOR01M + 0.45%) 10/17/22 #●	505,000	499,191
Towd Point Mortgage Trust Series 2015-5 A1B 144A 2.75% 5/25/55 #●	25,157	25,119
Series 2015-6 A1B 144A 2.75% 4/25/55 #●	32,802	32,875

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Towd Point Mortgage Trust Series 2017-1 A1 144A 2.75% 10/25/56 #●	47,260	$47,515
Series 2017-2 A1 144A 2.75% 4/25/57 #●	47,719	47,845
Series 2018-1 A1 144A 3.00% 1/25/58 #●	65,288	66,426
Verizon Owner Trust Series 2017-3A A1A 144A 2.06% 4/20/22 #	89,840	90,051
Volvo Financial Equipment Master Owner Trust Series 2017-A A 144A 1.314% (LIBOR01M + 0.50%) 11/15/22 #●	255,000	248,702
Wendys Funding Series 2018-1A A2I 144A 3.573% 3/15/48 #	78,200	74,937

Total Non-Agency Asset-Backed Securities (cost $4,514,365)		4,506,101

Non-Agency Collateralized Mortgage Obligations – 1.95%
Chase Home Lending Mortgage Trust Series 2019-ATR2 A3 144A 3.50% 7/25/49 #●	167,973	169,339
Connecticut Avenue Securities Trust Series 2019-R01 2M2 144A 2.937% (LIBOR01M + 2.45%) 7/25/31 #●	117,405	104,577
Flagstar Mortgage Trust Series 2018-5 A7 144A 4.00% 9/25/48 #●	31,012	31,041
Galton Funding Mortgage Trust Series 2018-1 A43 144A 3.50% 11/25/57 #●	37,921	37,968
GS Mortgage-Backed Securities Trust Series 2020-PJ1 A1 144A 3.50% 5/25/50 #●	189,681	192,801
Holmes Master Issuer Series 2018-2A A2 144A 1.639% (LIBOR03M + 0.42%) 10/15/54 #●	124,559	123,772
JPMorgan Mortgage Trust Series 2014-2 B1 144A 3.399% 6/25/29 #●	50,879	49,548

21

	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust Series 2014-2 B2 144A 3.399% 6/25/29 #●	50,879	$49,423
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #●	100,000	99,736
Series 2015-4 B1 144A 3.62% 6/25/45 #●	88,449	86,161
Series 2015-4 B2 144A 3.62% 6/25/45 #●	88,449	85,840
Series 2015-5 B2 144A 3.06% 5/25/45 #●	92,904	92,330
Series 2015-6 B1 144A 3.595% 10/25/45 #●	87,127	85,882
Series 2015-6 B2 144A 3.595% 10/25/45 #●	87,127	85,399
Series 2016-4 B1 144A 3.889% 10/25/46 #●	90,792	90,718
Series 2016-4 B2 144A 3.889% 10/25/46 #●	90,792	89,184
Series 2017-2 A3 144A 3.50% 5/25/47 #●	35,005	35,611
Series 2019-LTV3 A3 144A 3.50% 3/25/50 #●	205,782	208,073
Series 2020-2 A3 144A 3.50% 7/25/50 #●	116,585	120,953
New Residential Mortgage Loan Trust Series 2018-RPL1 A1 144A 3.50% 12/25/57 #●	75,299	77,854
Sequoia Mortgage Trust Series 2014-2 A4 144A 3.50% 7/25/44 #●	19,611	20,059
Series 2015-1 B2 144A 3.876% 1/25/45 #●	37,984	37,312
Series 2015-2 B2 144A 3.736% 5/25/45 #●	327,200	322,838
Series 2017-4 A1 144A 3.50% 7/25/47 #●	56,608	58,018
Series 2017-5 B1 144A 3.841% 8/25/47 #●	238,370	235,371
Series 2019-CH1 A1 144A 4.50% 3/25/49 #●	95,267	96,863

Total Non-Agency Collateralized Mortgage Obligations (cost $2,710,519)		2,686,671

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities – 5.96%
BANK Series 2017-BNK5 A5 3.39% 6/15/60	225,000	$241,189
Series 2017-BNK5 B 3.896% 6/15/60 ●	95,000	90,609
Series 2017-BNK7 A5 3.435% 9/15/60	190,000	205,603
Series 2019-BN20 A3 3.011% 9/15/62	205,000	217,774
Series 2019-BN21 A5 2.851% 10/17/52	200,000	209,130
Benchmark Mortgage Trust Series 2018-B1 A5 3.666% 1/15/51 ●	400,000	440,496
Series 2018-B3 A5 4.025% 4/10/51	130,000	146,457
Cantor Commercial Real Estate Lending Series 2019-CF2 A5 2.874% 11/15/52	200,000	207,481
CD Mortgage Trust Series 2019-CD8 A4 2.912% 8/15/57	100,000	104,886
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.839% 12/10/54	185,000	199,950
Citigroup Commercial Mortgage Trust Series 2014-GC25 A4 3.635% 10/10/47	120,000	125,432
Series 2016-P3 A4 3.329% 4/15/49	308,000	323,064
Series 2017-C4 A4 3.471% 10/12/50	120,000	128,708
Series 2019-C7 A4 3.102% 12/15/72	280,000	299,626
Series 2020-555 A 144A 2.647% 12/10/41 #	100,000	98,491
COMM Mortgage Trust Series 2013-CR6 AM 144A 3.147% 3/10/46 #	105,000	104,909
Series 2013-WWP A2 144A 3.424% 3/10/31 #	100,000	105,220
Series 2014-CR19 A5 3.796% 8/10/47	80,000	84,352
Series 2014-CR20 AM 3.938% 11/10/47	350,000	360,167
Series 2015-3BP A 144A 3.178% 2/10/35 #	130,000	134,640

(continues)                                              22

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
COMM Mortgage Trust Series 2015-CR23 A4 3.497% 5/10/48	115,000	$118,615
DB-JPM Series 2016-C1 A4 3.276% 5/10/49	165,000	174,946
Series 2016-C1 B 4.195% 5/10/49 ●	25,000	24,065
Series 2016-C3 A5 2.89% 8/10/49	140,000	146,149
GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28 #	250,000	250,750
GS Mortgage Securities Trust Series 2010-C1 C 144A 5.635% 8/10/43 #●	100,000	98,334
Series 2015-GC32 A4 3.764% 7/10/48	75,000	79,667
Series 2017-GS5 A4 3.674% 3/10/50	175,000	185,918
Series 2017-GS6 A3 3.433% 5/10/50	115,000	118,732
Series 2018-GS9 A4 3.992% 3/10/51 ●	130,000	144,481
Series 2018-GS9 B 4.321% 3/10/51 ●	125,000	121,853
Series 2019-GC39 A4 3.567% 5/10/52	70,000	76,850
Series 2019-GC42 A4 3.001% 9/1/52	345,000	364,563
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	255,000	276,333
JPM-DB Commercial Mortgage Securities Trust Series 2017-C7 A5 3.409% 10/15/50	290,000	312,679
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11 B 3.499% 4/15/46	150,000	146,809
Series 2015-JP1 A5 3.914% 1/15/49	170,000	185,577
Series 2016-JP2 AS 3.056% 8/15/49	180,000	179,232
Series 2016-WIKI A 144A 2.798% 10/5/31 #	105,000	90,968
Series 2016-WIKI B 144A 3.201% 10/5/31 #	85,000	72,642

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39 ●	40,201	$23,497
Morgan Stanley BAML Trust Series 2014-C17 A5 3.741% 8/15/47	100,000	104,671
Series 2015-C26 A5 3.531% 10/15/48	120,000	125,593
Series 2016-C29 A4 3.325% 5/15/49	95,000	98,603
Morgan Stanley Capital I Trust Series 2006-HQ10 B 5.448% 11/12/41 ●	69,463	68,481
UBS Commercial Mortgage Trust Series 2018-C9 A4 4.117% 3/15/51 ●	225,000	252,380
UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 144A 3.649% 3/10/46 #●	150,000	145,484
Wells Fargo Commercial Mortgage Trust Series 2015-NXS3 A4 3.617% 9/15/57	80,000	84,065
Series 2016-BNK1 A3 2.652% 8/15/49	155,000	154,729
Series 2017-C38 A5 3.453% 7/15/50	140,000	150,238

Total Non-Agency Commercial Mortgage-Backed Securities (cost $8,065,501)		8,205,088

Sovereign Bonds – 2.10%Δ
Argentina – 0.05%
Argentine Republic Government International Bond 5.625% 1/26/22	258,000	72,627

		72,627

Brazil – 0.13%
Brazilian Government International Bond 4.75% 1/14/50	200,000	180,750

		180,750

23

	Principal amount°	Value (US $)
Sovereign BondsΔ (continued)
Egypt – 0.13%
Egypt Government International Bond 144A 8.70% 3/1/49 #	200,000	$180,361

		180,361

El Salvador – 0.10%
El Salvador Government International Bond 144A 7.125% 1/20/50 #	175,000	134,750

		134,750

Ivory Coast – 0.12%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #	200,000	173,154

		173,154

Paraguay – 0.15%
Paraguay Government International Bond 144A 4.95% 4/28/31 #	200,000	207,375

		207,375

Peru – 0.15%
Peruvian Government International Bond 2.392% 1/23/26	200,000	203,400

		203,400

Philippines – 0.15%
Philippine Government International Bond 2.457% 5/5/30	200,000	204,450

		204,450

Qatar – 0.32%
Qatar Government International Bond 144A 3.40% 4/16/25 #	200,000	213,133
144A 4.00% 3/14/29 #	200,000	222,434

		435,567

Russia – 0.16%
Russian Foreign Bond - Eurobond 144A 4.25% 6/23/27 #	200,000	217,265

		217,265

	Principal amount°	Value (US $)
Sovereign BondsΔ (continued)
Saudi Arabia – 0.15%
Saudi Government International Bond 144A 2.90% 10/22/25 #	200,000	$203,000

		203,000

Senegal – 0.12%
Senegal Government International Bond 144A 6.75% 3/13/48 #	200,000	167,446

		167,446

South Africa – 0.11%
Republic of South Africa Government International Bond 5.75% 9/30/49	200,000	157,108

		157,108

Turkey – 0.11%
Turkey Government International Bond 5.75% 5/11/47	200,000	152,715

		152,715

Uzbekistan – 0.15%
Republic of Uzbekistan Bond 144A 5.375% 2/20/29 #	200,000	203,400

		203,400

Total Sovereign Bonds (cost $3,151,553)		2,893,368

Supranational Banks – 0.28%
Banque Ouest Africaine de Developpement 144A 4.70% 10/22/31 #	200,000	181,192
Central American Bank For Economic Integration 144A 2.00% 5/6/25 #	200,000	197,500

Total Supranational Banks (cost $399,972)		378,692

US Treasury Obligations – 10.54%
US Treasury Bond 4.50% 2/15/36	2,130,000	3,286,773
US Treasury Floating Rate Note 0.264% (USBMMY3M + 0.154%) 1/31/22 ●	810,000	811,208
US Treasury Inflation Indexed Notes 0.125% 10/15/24	685,603	701,258

(continues)                                              24

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Inflation Indexed Notes 0.125% 1/15/30	7,254,106	$7,658,249
US Treasury Notes 0.50% 3/31/25	285,000	286,982
1.625% 12/31/21	385,000	394,136
US Treasury Strip Principal 2.26% 5/15/44 ^	1,890,000	1,369,723

Total US Treasury Obligations (cost $13,636,013)		14,508,329

	Number of shares
Short-Term Investments – 0.92%
Money Market Mutual Funds – 0.92%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.21%)	251,771	251,771
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.16%)	251,771	251,771
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.25%)	251,771	251,771
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.13%)	251,772	251,772
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.14%)	251,771	251,771

Total Short-Term Investments (cost $1,258,856)		1,258,856

Total Value of Securities – 100.25% (cost $136,576,141)	$137,963,401

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2020, the aggregate value of Rule 144A securities was $34,540,293,which represents 25.10% of the Portfolio’s net assets. See Note 9 in “Notes to financial statements.”

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at April 30, 2020. Rate will reset at a future date.
Y	No contractual maturity date.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at April 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after April 30, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

25

The following futures contracts were outstanding at April 30, 2020:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
103	US Treasury 5 yr Notes	$12,924,891	$12,488,993	6/30/20	$435,898	$—	$ 7,243
(42)	US Treasury 10 yr Notes	(5,840,625)	(5,731,713)	6/19/20	—	(108,912)	(3,938)

Total Futures Contracts			$6,757,280		$435,898	$(108,912)	$ 3,305

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Portfolio’s total exposure in such contracts, whereas only the variation margin is reflected in the Portfolio’s net assets.

1See Note 6 in “Notes to financial statements.”

Summary of abbreviations:

BAML – Bank of America Merrill Lynch

BB – Barclays Bank

CLO – Collateralized Loan Obligation

DB – Deutsche Bank AG

FHAVA – Federal Housing Administration & Veterans Administration

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

GS – Goldman Sachs

ICE – Intercontinental Exchange, Inc.

JPM – JPMorgan

LB – Lehman Brothers

LIBOR – London interbank offered rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – single family

TBD – To be determined

USBMMY3M – US Treasury 3 Months Bill Money Market Yield

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

26

Schedules of investments

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

April 30, 2020 (Unaudited)

	Principal amount°	Value (US $)
Corporate Bonds – 86.84%
Automotive – 1.04%
Allison Transmission 144A 5.875% 6/1/29 #	518,000	$505,221
Ford Motor 8.50% 4/21/23	360,000	357,750
9.00% 4/22/25	115,000	112,413

		975,384

Banking – 4.44%
Ally Financial 8.00% 11/1/31	565,000	690,051
Credit Suisse Group 144A 6.25%#µY	750,000	772,434
Deutsche Bank 6.00%µY	400,000	291,000
Popular 6.125% 9/14/23	1,215,000	1,178,307
Royal Bank of Scotland Group 8.625%µY	1,205,000	1,234,462

		4,166,254

Basic Industry – 9.50%
Allegheny Technologies 5.875% 12/1/27	685,000	570,263
Blue Cube Spinco 10.00% 10/15/25	176,000	187,422
BMC East 144A 5.50% 10/1/24 #	505,000	483,437
Boise Cascade 144A 5.625% 9/1/24 #	400,000	400,920
First Quantum Minerals 144A 7.25% 4/1/23 #	530,000	483,784
144A 7.50% 4/1/25 #	405,000	359,519
Freeport-McMoRan 5.45% 3/15/43	952,000	882,361
Hudbay Minerals 144A 7.625% 1/15/25 #	230,000	209,231
IAMGOLD 144A 7.00% 4/15/25 #	190,000	192,884
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	246,000	237,697
Kraton Polymers 144A 7.00% 4/15/25 #	480,000	464,160
Lennar 5.00% 6/15/27	240,000	248,184
M/I Homes 144A 4.95% 2/1/28 #	612,000	539,325
Mattamy Group 144A 4.625% 3/1/30 #	145,000	130,723
144A 5.25% 12/15/27 #	375,000	353,906
New Enterprise Stone & Lime 144A 10.125% 4/1/22 #	420,000	419,811
Novelis 144A 5.875% 9/30/26 #	330,000	322,509
Olin 5.00% 2/1/30	250,000	219,463

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
PolyOne 144A 5.75% 5/15/25 #	690,000	$699,056
Standard Industries 144A 6.00% 10/15/25 #	925,000	958,531
Steel Dynamics 5.50% 10/1/24	341,000	348,928
Tms International Holding 144A 7.25% 8/15/25 #	270,000	203,459

		8,915,573

Capital Goods – 6.28%
ARD Finance 144A PIK 6.50% 6/30/27 #✤	400,000	373,140
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	200,000	201,424
Berry Global 144A 5.625% 7/15/27 #	635,000	659,638
Bombardier 144A 7.50% 3/15/25 #	270,000	176,344
144A 7.875% 4/15/27 #	250,000	163,450
EnPro Industries 5.75% 10/15/26	545,000	535,245
Gates Global 144A 6.25% 1/15/26 #	320,000	292,707
Griffon 5.75% 3/1/28	500,000	478,600
Intertape Polymer Group 144A 7.00% 10/15/26 #	385,000	393,050
Mauser Packaging Solutions Holding 144A 7.25% 4/15/25 #	505,000	398,319
Titan Acquisition 144A 7.75% 4/15/26 #	170,000	159,086
TransDigm 144A 6.25% 3/15/26 #	690,000	678,581
144A 8.00% 12/15/25 #	90,000	94,050
United Rentals North America 5.25% 1/15/30	460,000	463,289
5.875% 9/15/26	430,000	444,534
6.50% 12/15/26	370,000	385,595

		5,897,052

Consumer Cyclical – 3.66%
Albertsons 144A 4.875% 2/15/30 #	399,000	406,980
Boyd Gaming 144A 4.75% 12/1/27 #	490,000	424,389
MGM Growth Properties Operating Partnership 5.75% 2/1/27	495,000	502,747

27

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
MGM Resorts International 5.75% 6/15/25	345,000	$333,360
Murphy Oil USA 4.75% 9/15/29	210,000	217,213
5.625% 5/1/27	700,000	725,655
Scientific Games International 144A 8.25% 3/15/26 #	396,000	300,841
William Carter 144A 5.625% 3/15/27 #	510,000	519,976

		3,431,161

Consumer Non-Cyclical – 4.65%
JBS USA LUX 144A 5.50% 1/15/30 #	250,000	254,287
144A 5.75% 6/15/25 #	75,000	76,313
144A 6.50% 4/15/29 #	335,000	354,132
144A 6.75% 2/15/28 #	525,000	566,181
Kraft Heinz Foods 3.95% 7/15/25	335,000	350,987
5.00% 7/15/35	340,000	365,267
5.20% 7/15/45	395,000	405,891
Pilgrim’s Pride 144A 5.75% 3/15/25 #	465,000	472,128
Post Holdings 144A 5.50% 12/15/29 #	490,000	494,729
Spectrum Brands 144A 5.00% 10/1/29 #	585,000	562,829
US Foods 144A 6.25% 4/15/25 #	448,000	460,320

		4,363,064

Energy – 7.90%
Cheniere Corpus Christi Holdings 7.00% 6/30/24	830,000	888,205
Cheniere Energy Partners 144A 4.50% 10/1/29 #	460,000	426,489
Continental Resources 5.00% 9/15/22	270,000	256,500
Crestwood Midstream Partners 144A 5.625% 5/1/27 #	535,000	351,121
DCP Midstream Operating 5.125% 5/15/29	505,000	378,422
Genesis Energy 6.50% 10/1/25	675,000	571,219
Murphy Oil 5.875% 12/1/27	690,000	470,477
NuStar Logistics 6.00% 6/1/26	630,000	578,623

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Occidental Petroleum 2.70% 8/15/22	585,000	$511,875
2.70% 2/15/23	270,000	233,280
PDC Energy 6.125% 9/15/24	389,000	308,205
Precision Drilling 144A 7.125% 1/15/26 #	840,000	341,964
Southwestern Energy 7.75% 10/1/27	340,000	298,010
Sunoco 6.00% 4/15/27	235,000	230,488
Targa Resources Partners 5.375% 2/1/27	490,000	418,779
5.875% 4/15/26	340,000	303,348
Transocean 144A 7.25% 11/1/25 #	355,000	142,887
144A 8.00% 2/1/27 #	405,000	159,975
WPX Energy 4.50% 1/15/30	135,000	110,700
5.25% 10/15/27	500,000	437,325

		7,417,892

Financial Services – 0.68%
DAE Funding 144A 5.75% 11/15/23 #	705,000	636,121

		636,121

Healthcare – 7.72%
AMN Healthcare 144A 4.625% 10/1/27 #	575,000	561,833
Bausch Health 144A 5.50% 11/1/25 #	1,080,000	1,128,060
Catalent Pharma Solutions 144A 5.00% 7/15/27 #	265,000	271,532
Change Healthcare Holdings 144A 5.75% 3/1/25 #	180,000	177,105
Charles River Laboratories International 144A 5.50% 4/1/26 #	905,000	935,951
CHS 144A 8.00% 3/15/26 #	530,000	510,538
Encompass Health 4.75% 2/1/30	295,000	296,410
Hadrian Merger Sub 144A 8.50% 5/1/26 #	550,000	478,280
HCA 5.375% 2/1/25	340,000	367,315
5.875% 2/1/29	815,000	936,394
7.58% 9/15/25	230,000	263,350
Tenet Healthcare 5.125% 5/1/25	235,000	221,194

(continues)                                              28

Schedules of investments

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
Tenet Healthcare 144A 6.25% 2/1/27 #	500,000	$493,875
6.875% 11/15/31	210,000	183,141
8.125% 4/1/22	420,000	425,145

		7,250,123

Insurance – 3.59%
Centene 144A 4.625% 12/15/29 #	530,000	582,815
144A 5.375% 8/15/26 #	935,000	1,004,657
GTCR AP Finance 144A 8.00% 5/15/27 #	160,000	150,736
HUB International 144A 7.00% 5/1/26 #	865,000	858,729
USI 144A 6.875% 5/1/25 #	765,000	771,694

		3,368,631

Media – 12.28%
Altice Financing 144A 5.00% 1/15/28 #	555,000	544,594
CCO Holdings 144A 4.50% 8/15/30 #	1,435,000	1,448,919
144A 5.375% 6/1/29 #	465,000	492,742
Clear Channel Worldwide Holdings 144A 9.25% 2/15/24 #	942,000	789,113
Connect Finco 144A 6.75% 10/1/26 #	970,000	929,405
CSC Holdings 144A 5.75% 1/15/30 #	1,315,000	1,371,331
5.875% 9/15/22	314,000	328,350
144A 7.50% 4/1/28 #	440,000	486,085
144A 10.875% 10/15/25 #	260,000	282,269
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	495,000	405,504
Gray Television 144A 7.00% 5/15/27 #	495,000	500,866
LCPR Senior Secured Financing 144A 6.75% 10/15/27 #	490,000	506,979
Netflix 144A 4.875% 6/15/30 #	285,000	306,532
144A 5.375% 11/15/29 #	145,000	159,921
Nexstar Broadcasting 144A 5.625% 7/15/27 #	830,000	796,509
Radiate Holdco 144A 6.625% 2/15/25 #	470,000	468,731
Sirius XM Radio 144A 4.625% 7/15/24 #	90,000	92,232

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
Sirius XM Radio 144A 5.375% 4/15/25 #	895,000	$927,444
Terrier Media Buyer 144A 8.875% 12/15/27 #	420,000	349,125
VTR Finance 144A 6.875% 1/15/24 #	345,000	345,141

		11,531,792

Real Estate – 0.88%
HAT Holdings I 144A 5.25% 7/15/24 #	825,000	823,020

		823,020

Services – 3.06%
Clean Harbors 144A 5.125% 7/15/29 #	290,000	297,134
Covanta Holding 6.00% 1/1/27	555,000	536,741
GFL Environmental 144A 4.25% 6/1/25 #	460,000	463,450
Prime Security Services Borrower 144A 5.75% 4/15/26 #	940,000	930,600
144A 6.25% 1/15/28 #	715,000	646,181

		2,874,106

Technology & Electronics – 7.06%
Banff Merger Sub 144A 9.75% 9/1/26 #	730,000	659,774
Broadcom 144A 5.00% 4/15/30 #	445,000	499,282
Camelot Finance 144A 4.50% 11/1/26 #	415,000	420,063
CDK Global 5.875% 6/15/26	771,000	811,208
CommScope Technologies 144A 5.00% 3/15/27 #	525,000	452,183
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	480,000	481,008
Open Text 144A 3.875% 2/15/28 #	150,000	146,953
Open Text Holdings 144A 4.125% 2/15/30 #	654,000	639,220
RP Crown Parent 144A 7.375% 10/15/24 #	768,000	760,166
Science Applications International 144A 4.875% 4/1/28 #	470,000	462,485
SS&C Technologies 144A 5.50% 9/30/27 #	793,000	816,552

29

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology & Electronics (continued)
Verscend Escrow 144A 9.75% 8/15/26 #	460,000	$482,448

		6,631,342

Telecommunications – 10.10%
Altice France Holding 144A 6.00% 2/15/28 #	710,000	653,200
144A 10.50% 5/15/27 #	445,000	481,757
C&W Senior Financing 144A 6.875% 9/15/27 #	433,000	430,099
CenturyLink 144A 4.00% 2/15/27 #	305,000	297,756
144A 5.125% 12/15/26 #	730,000	696,237
Cincinnati Bell 144A 7.00% 7/15/24 #	565,000	575,419
Consolidated Communications 6.50% 10/1/22	795,000	718,481
Frontier Communications 144A 8.00% 4/1/27 #‡	1,071,000	1,097,079
Sprint
7.125% 6/15/24	215,000	242,455
7.625% 3/1/26	190,000	225,483
7.875% 9/15/23	995,000	1,124,350
Sprint Capital 8.75% 3/15/32	175,000	246,689
T-Mobile USA 6.00% 4/15/24	325,000	333,401
6.50% 1/15/26	532,000	563,734
Uniti Group 144A 7.875% 2/15/25 #	765,000	741,094
Vodafone Group 7.00% 4/4/79 µ	285,000	326,577
Zayo Group Holdings 144A 6.125% 3/1/28 #	770,000	729,359

		9,483,170

Transportation – 1.03%
Delta Air Lines 144A 7.00% 5/1/25 #	470,000	482,205
Stena International 144A 6.125% 2/1/25 #	200,000	176,250
VistaJet Malta Finance 144A 10.50% 6/1/24 #	380,000	305,026

		963,481

Utilities – 2.97%
AES 5.125% 9/1/27	485,000	507,868
Calpine 144A 5.25% 6/1/26 #	585,000	598,443

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Edison International 4.95% 4/15/25	130,000	$141,297
Vistra Operations
144A 5.00% 7/31/27 #	241,000	246,916
144A 5.50% 9/1/26 #	834,000	863,440
144A 5.625% 2/15/27 #	410,000	433,431

		2,791,395

Total Corporate Bonds (cost $84,586,816)		81,519,561

Loan Agreements – 7.14%
Air Medical Group Holdings 4.25% (LIBOR01M + 3.25%) 4/28/22 ●	513,270	473,492
Applied Systems 2nd Lien 8.45% (LIBOR03M + 7.00%) 9/19/25 ●	949,290	916,065
Apro 5.00% (LIBOR01M + 4.00%) 10/28/26 ●	154,940	148,355
Blue Ribbon 1st Lien 5.623% (LIBOR03M + 4.00%) 11/15/21 ●	161,356	108,512
BW Gas & Convenience Holdings 6.88% (LIBOR01M + 6.25%) 11/18/24 ●	99,120	89,703
Calpine 2.66% (LIBOR01M + 2.25%) 1/15/24 ●	65,827	63,883
Granite US Holdings Tranche B 6.322% (LIBOR03M + 5.25%) 9/30/26 ●	483,919	396,813
Informatica 2nd Lien 7.125% (LIBOR06M + 0.00%) 2/14/25 ●	525,000	495,469
Kronos 2nd Lien 10.013% (LIBOR03M + 8.25%) 11/1/24 ●	498,000	481,193
LCPR Loan Financing 5.814% (LIBOR01M + 5.00%) 10/15/26 ●	193,000	191,553
Merrill Communications Tranche B 1st Lien 6.195% (LIBOR06M + 5.00%) 10/5/26 •	352,230	331,096
Ortho-Clinical Diagnostics TBD 6/30/25 X	493,000	441,235
Panda Liberty Tranche B-2 7.95% (LIBOR03M + 6.50%) 8/21/20 ●	262,319	246,579

(continues)                                              30

Schedules of investments

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

	Principal amount°	Value (US $)
Loan Agreements (continued)
Panda Patriot Tranche B-1 7.20% (LIBOR03M + 5.75%) 12/19/20 ●	150,306	$141,287
Panda Patriot Tranche B-2 7.20% (LIBOR03M + 5.75%) 12/19/20 ●	113,012	106,231
Stars Group Holdings TBD 7/10/25 X	485,000	480,150
Summit Midstream Partners Holdings 7.00% (LIBOR01M + 6.00%) 5/13/22 ●	206,524	41,305
Surgery Center Holdings TBD 9/2/24 X	546,000	489,580
Terrier Media Buyer 5.70% (LIBOR03M + 4.25%) 12/17/26 ●	497,753	464,569
Ultimate Software Group 1st Lien TBD 5/4/26 X	83,000	79,576
Vantage Specialty Chemicals 2nd Lien 9.863% (LIBOR03M + 8.25%) 10/27/25 ●	275,000	187,344
Verscend Holding Tranche B 4.904% (LIBOR01M + 4.50%) 8/27/25 ●	343,834	325,944

Total Loan Agreements (cost $7,246,113)		6,699,934

	Number of shares
Common Stock – 0.00%
Century Communications =†	60,000	0

Total Common Stock (cost $1,816)		0

Short-Term Investments – 5.90%
Money Market Mutual Funds – 5.90%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.21%)	1,107,577	1,107,577
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.16%)	1,107,578	1,107,578

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.25%)	1,107,578	$1,107,578
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.13%)	1,107,578	1,107,578
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.14%)	1,107,578	1,107,578

Total Short-Term Investments (cost $5,537,889)		5,537,889

Total Value of Securities – 99.88% (cost $97,372,634)		$93,757,384

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2020, the aggregate value of Rule 144A securities was $55,195,535,which represents 58.80% of the Portfolio’s net assets. See Note 9 in “Notes to financial statements.”

✤	PIK. 100% of the income received was in the form of both cash and principal.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
‡	Non-income producing security. Security is currently in default.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at April 30, 2020. Rate will reset at a future date.
Y	No contractual maturity date.
†	Non-income producing security.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at April 30, 2020.For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the

31

individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.
X	This loan will settle after April 30, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

Unfunded Loan Commitments1

The Portfolio may invest in floating rate loans. In connection with these investments, the Portfolio may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Series to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at April 30, 2020:

Borrower	Principal Amount	Value	Unrealized Appreciation (Depreciation)
Apro 4.00% (LIBOR03M+4.00%) 10/28/26	$44,380	42,494	$(1,886)

1 See Note 9 in “Notes to financial statements.“

Summary of abbreviations:

GS – Goldman Sachs

ICE – Intercontinental Exchange

LIBOR – London interbank offered rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Pay-in-kind

TBD – To be determined

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

(continues)                                              32

Schedules of investments

Macquarie Institutional Portfolios – Macquarie Emerging Markets Portfolio

April 30, 2020 (Unaudited)

	Number of shares	Value (US $)
Common Stock – 97.48%Δ
Brazil – 2.39%
Hypera	193,700	$1,036,910
Suzano †	89,600	647,874

		1,684,784

China/Hong Kong – 46.84%
Alibaba Group Holding †	74,200	1,883,138
Alibaba Group Holding ADR †	17,285	3,503,151
Brilliance China Automotive Holdings	544,000	503,329
China Medical System
Holdings	1,006,000	1,184,235
China Merchants Bank Class H	688,000	3,255,831
China Mobile	196,500	1,579,675
CSPC Pharmaceutical Group	988,000	1,955,961
Hengan International Group	163,000	1,449,551
Jiangsu Expressway Class H	191,000	227,990
NetEase ADR	10,236	3,531,010
Ping An Insurance Group Co. of China Class H	375,000	3,816,098
Sands China	254,000	1,028,318
Tencent Holdings	64,000	3,364,444
Tingyi Cayman Islands Holding	1,200,000	2,130,121
WH Group 144A #	2,265,500	2,160,728
Yum China Holdings	30,124	1,459,809

		33,033,389

India – 11.21%
Bajaj Auto	22,025	769,401
HCL Technologies	230,234	1,666,472
Housing Development Finance	45,020	1,148,656
Indiabulls Housing Finance	320,527	566,402
Infosys ADR	150,647	1,390,472
Reliance Industries	120,957	2,361,315

		7,902,718

Indonesia – 1.08%
Bank Rakyat Indonesia Persero	4,143,100	760,381

		760,381

Malaysia – 0.56%
AMMB Holdings	459,500	318,444
Genting Malaysia	142,100	78,320

		396,764

Mexico – 1.92%
Fibra Uno Administracion	1,110,916	922,345

	Number of shares	Value (US $)
Common StockΔ (continued)
Mexico (continued)
Grupo Financiero Banorte Class O	157,413	$430,941

		1,353,286

Peru – 0.91%
Credicorp	4,334	645,853

		645,853

Qatar – 0.10%
Qatar Electricity & Water	16,649	69,047

		69,047

Republic of Korea – 12.97%
Korea Zinc	1,811	575,597
LG Chem	7,678	2,385,657
Samsung Electronics	98,189	4,037,292
Samsung Fire & Marine Insurance	5,494	861,637
Shinhan Financial Group	50,747	1,286,566

		9,146,749

Romania – 0.26%
Societatea Nationala de Gaze Naturale ROMGAZ GDR ≥	27,881	181,227

		181,227

Russia – 4.41%
Gazprom PJSC ADR	327,838	1,664,106
LUKOIL PJSC ADR (London International Exchange)	22,080	1,446,240

		3,110,346

Taiwan – 10.70%
ASE Technology Holding	775,000	1,748,777
CTBC Financial Holding	1,084,046	729,101
Mega Financial Holding	266,245	269,500
Taiwan Semiconductor Manufacturing	468,588	4,798,313

		7,545,691

Thailand – 0.09%
Kasikornbank NVDR	24,600	65,577

		65,577

United Arab Emirates – 0.95%
First Abu Dhabi Bank	212,886	672,305

		672,305

United Kingdom – 3.09%
Mondi	83,108	1,475,911

33

	Number of shares	Value (US $)
Common StockΔ (continued)
United Kingdom (continued)
Unilever	14,052	$701,881

		2,177,792

Total Common Stock (cost $70,407,417)		68,745,909

Preferred Stock – 1.75%Δ
Brazil – 0.99%
Itau Unibanco Holding ADR 11.11%	37,138	156,351
Itausa - Investimentos Itau 5.72%	328,288	543,937

		700,288

Republic of Korea – 0.76%
Samsung Electronics 3.37%	15,351	532,152

		532,152

Total Preferred Stock (cost $1,754,243)		1,232,440

Short-Term Investments – 0.85%
Money Market Mutual Funds – 0.85%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.21%)	120,184	120,184
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.16%)	120,183	120,183
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.25%)	120,184	120,184
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.13%)	120,184	120,184

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.14%)	120,184	$120,184

Total Short-Term Investments (cost $600,919)		600,919

Total Value of Securities – 100.08% (cost $72,762,579)		$70,579,268

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2020, the aggregate value of Rule 144A securities was $2,160,728, which represents 3.06% of the Portfolio’s net assets. See Note 9 in “Notes to financial statements.”

≥

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At April 30, 2020,the aggregate value of Regulation S securities was $181,227 which represents 0.26% of the Portfolio’s net assets.

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 9 in “Security type / country and sector allocations.”
†	Non-income producing security.

(continues)                                              34

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

The following foreign currency exchange contracts were outstanding at April 30, 2020:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	MYR	(175,369)	USD	40,713	5/4/20	$(19)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 6 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – The Bank of New York Mellon

GDR – Global Depositary Receipt

GS – Goldman Sachs

MYR - Malaysian Ringgit

NVDR – Non-Voting Depositary Receipt

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

35

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio II

April 30, 2020 (Unaudited)

	Number of shares	Value (US $)
Common Stock – 98.35%Δ
Argentina – 0.07%
IRSA Inversiones y Representaciones ADR †	8,000	$26,320
IRSA Propiedades Comerciales ADR	301	1,923

		28,243

Bahrain – 0.02%
Aluminum Bahrain GDR 144A #	1,800	7,996

		7,996

Brazil – 8.91%
B2W Cia Digital †	148,741	2,040,235
Banco Bradesco ADR	67,971	239,258
Banco Santander Brasil ADR	28,000	137,760
BRF ADR †	52,300	187,234
Petroleo Brasileiro ADR	31,600	218,356
Rumo†	4,100	14,853
Telefonica Brasil ADR	23,055	193,662
TIM Participacoes ADR	16,000	185,920
Vale ADR	23,300	192,225

		3,409,503

Chile – 0.40%
Latam Airlines Group ADR	6,922	26,304
Sociedad Quimica y Minera de Chile ADR	5,500	125,400

		151,704

China/Hong Kong – 34.60%
Alibaba Group Holding ADR †	9,600	1,945,632
Baidu ADR †	4,650	469,325
BeiGene†	9,300	113,424
China Mengniu Dairy †	104,000	368,275
China Mobile ADR	24,719	988,018
China Petroleum & Chemical Class H	82,000	40,870
China Petroleum & Chemical ADR	4,470	222,070
CNOOC ADR	2,400	269,688
Genscript Biotech †	60,000	107,004
JD.com ADR †	25,100	1,081,810
Kunlun Energy	176,000	114,663
Kweichow Moutai Class A	4,500	807,653
PetroChina ADR	3,000	107,490
Ping An Insurance Group Co. of China Class H	60,500	615,664
SINA†	16,300	550,451
Sohu.com ADR †	16,800	140,952
Tencent Holdings	47,500	2,497,047

	Number of shares	Value (US $)
Common StockΔ (continued)
China/Hong Kong (continued)
Tencent Music Entertainment Group ADR †	11	$126
Tianjin Development Holdings	164,000	34,684
Tingyi Cayman Islands Holding	270,000	479,277
Trip.com Group ADR †	12,800	329,728
Tsingtao Brewery Class H	94,000	571,043
Uni-President China Holdings	465,000	466,831
Weibo ADR †	4,470	167,759
Wuliangye Yibin Class A	39,200	754,695

		13,244,179

India – 10.62%
Dr Reddy’s Laboratories	10,425	546,454
Reliance Industries GDR 144A #	85,126	3,256,070
Tata Chemicals	28,827	108,521
Tata Consumer Products	32,862	153,862

		4,064,907

Indonesia – 2.26%
Astra International	587,700	152,111
Bank Central Asia	409,700	711,983

		864,094

Malaysia – 0.08%
UEM Sunrise †	308,500	30,850

		30,850

Mexico – 3.27%
America Movil Class L ADR Class L	13,600	163,744
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	59,600	165,092
Becle	130,000	198,336
Coca-Cola Femsa ADR	9,700	400,707
Grupo Financiero Banorte
Class O	27,500	75,285
Grupo Televisa ADR	46,200	247,170

		1,250,334

Peru – 0.42%
Cia de Minas Buenaventura ADR	21,600	161,784

		161,784

Republic of Korea – 17.41%
LG Uplus	18,000	197,659

(continues)                                             36

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio II

	Number of shares	Value (US $)
Common StockΔ (continued)
Republic of Korea (continued)
Samsung Electronics	63,322	$2,603,646
SK Hynix	28,262	1,944,922
SK Telecom	2,239	389,147
SK Telecom ADR	80,000	1,530,400

		6,665,774

Russia – 6.46%
Etalon Group GDR 144A #	4,800	5,472
Gazprom PJSC ADR	115,071	584,100
LUKOIL (London International Exchange) ADR	5,269	345,120
Mobile TeleSystems ADR	15,000	128,550
Rosneft Oil GDR	115,838	519,186
Sberbank of Russia PJSC	137,546	365,560
VEON ADR	45,641	78,046
X5 Retail Group GDR	5,329	157,312
Yandex Class A †	7,700	290,906

		2,474,252

Taiwan – 12.70%
Hon Hai Precision Industry	280,564	726,495
MediaTek	98,000	1,367,679
Taiwan Semiconductor Manufacturing	167,000	1,710,070
Taiwan Semiconductor
Manufacturing ADR	15,200	807,576
United Microelectronics ADR	100,000	250,000

		4,861,820

Turkey – 1.13%
Akbank T.A.S. †	260,968	219,916
Anadolu Efes Biracilik Ve Malt Sanayii	25,218	66,315
Turkcell Iletisim Hizmetleri ADR	23,700	117,789
Turkiye Sise ve Cam Fabrikalari	42,425	29,439

		433,459

Total Common Stock (cost $33,618,098)		37,648,899

Preferred Stock – 1.22%Ä
Brazil – 0.75%
Itau Unibanco Holding ADR 11.11%	68,207	287,151

		287,151

	Number of shares	Value (US $)
Preferred StockΔ (continued)
Republic of Korea – 0.38%
LG Electronics 3.70%	8,325	$144,726

		144,726

Russia – 0.09%
Transneft PJSC 7.85%	20	36,784

		36,784

Total Preferred Stock (cost $703,643)		468,661

Short-Term Investments – 0.41%
Money Market Mutual Funds – 0.41%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.21%)	31,377	31,377
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.16%)	31,377	31,377
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.25%)	31,376	31,376
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.13%)	31,376	31,376
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.14%)	31,376	31,376

Total Short-Term Investments (cost $156,882)		156,882

Total Value of Securities – 99.98% (cost $34,478,623)		$38,274,442

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2020, the aggregate value of Rule 144A securities was $3,269,538, which represents 8.54% of the Portfolio’s net assets. See Note 9 in “Notes to financial statements.”

Ä	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 10 in “Security type / country and sector allocations.”
†	Non-income producing security.

37

Summary of abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

(continues)                                              38

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

April 30, 2020 (Unaudited)

	Number of shares	Value (US $)
Common Stock – 98.11%Δ
Australia – 0.96%
QBE Insurance Group	584,476	$3,218,383
		3,218,383
China/Hong Kong – 7.51%
CK Hutchison Holdings	1,541,000	11,422,165
Jardine Matheson Holdings	59,800	2,628,808
WH Group 144A #	11,624,500	11,086,905
		25,137,878
Denmark – 1.46%
ISS †	327,720	4,889,871
		4,889,871
France – 7.45%
Cie de Saint-Gobain	357,769	9,491,801
Sanofi	117,603	11,494,383
Societe Generale	252,576	3,946,960
		24,933,144
Germany – 9.00%
Allianz	50,610	9,366,248
Bayerische Motoren Werke	43,311	2,565,338
Daimler	107,295	3,707,861
Evonik Industries	266,227	6,552,589
Telefonica Deutschland Holding	2,790,190	7,934,549
		30,126,585
Italy – 4.36%
Enel	1,163,177	7,948,827
Eni	695,679	6,643,204
		14,592,031
Japan – 29.25%
Coca-Cola Bottlers Japan Holdings	326,300	5,913,931
FUJIFILM Holdings	225,600	10,803,321
Fujitsu	79,700	7,824,065
Honda Motor	498,000	12,114,141
Isuzu Motors	385,100	2,960,155
Kyocera	180,100	9,698,531
Mitsubishi Electric	511,900	6,394,278
Nippon Telegraph & Telephone	282,200	6,424,215
Otsuka Holdings	196,200	7,779,257
Sekisui Chemical	421,400	5,379,658
Sumitomo Electric Industries	175,800	1,824,100
Takeda Pharmaceutical	339,100	12,269,723
Tokio Marine Holdings	158,300	7,502,342

	Number of shares	Value (US $)
Common StockΔ (continued)
Japan (continued)
Toyota Industries	20,100	$1,017,034
		97,904,751
Netherlands – 0.76%
Koninklijke Ahold Delhaize	105,599	2,564,370
		2,564,370
Singapore – 5.37%
Singapore Telecommunications	3,848,800	7,724,075
United Overseas Bank	711,309	10,259,919
		17,983,994
Spain – 2.11%
Banco Santander	3,158,636	7,052,585
		7,052,585
Sweden – 2.89%
Telia	2,793,665	9,664,729
		9,664,729
Switzerland – 5.32%
ABB	396,551	7,528,409
Novartis	90,220	7,688,679
Zurich Insurance Group	8,185	2,605,802
		17,822,890
United Kingdom – 21.67%
BP	1,917,289	7,560,819
G4S	2,445,284	3,363,180
GlaxoSmithKline	507,614	10,619,435
John Wood Group	411,417	1,049,832
Kingfisher	2,862,828	5,671,816
Lloyds Banking Group	18,420,345	7,479,817
Royal Dutch Shell Class B	522,895	8,472,054
SSE	679,388	10,696,115
Tesco	3,334,401	9,873,443
Travis Perkins	171,511	2,245,508
WPP	702,203	5,494,046
		72,526,065
Total Common Stock (cost $412,808,218)		328,417,276

Preferred Stock – 0.31%
Bayerische Motoren Werke 8.12%	21,626	1,024,265
Total Preferred Stock (cost $1,423,098)		1,024,265

39

	Number of shares	Value (US $)
Short-Term Investments – 0.49%
Money Market Mutual Funds – 0.49%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.21%)	326,508	$326,508
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.16%)	326,507	326,507
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.25%)	326,507	326,507
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.13%)	326,507	326,507
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.14%)	326,507	326,507
Total Short-Term Investments (cost $1,632,536)		1,632,536
Total Value of Securities – 98.91% (cost $415,863,852)		$331,074,077

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended.At April 30, 2020, the aggregate value of Rule 144A securities was $11,086,905,which represents 3.31% of the Portfolio’s net assets. See Note 9 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 11 in “Security type / country and sector allocations.”
†	Non-income producing security.

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

(continues)                                              40

Statements of assets and liabilities

Macquarie Institutional Portfolios

April 30, 2020 (Unaudited)

	Macquarie	Macquarie	Macquarie
	Large Cap	Core Plus	High Yield
	Value	Bond	Bond
	Portfolio	Portfolio	Portfolio
Assets:
Investments, at value[1]	$42,060,109	$137,963,401	$93,757,384
Cash collateral due from brokers	—	33,473	—
Foreign currencies, at value[2]	—	67	—
Dividends and interest receivable	91,657	827,332	1,248,528
Receivable for securities sold	—	235,214	1,592,571
Swap payments receivable	—	123	—
Variation margin due from HSBC on futures contracts	—	3,305	—
Pricing fees receivable	426	—	—
Prepaid expenses	—	—	246

Total assets	42,152,192	139,062,915	96,598,729

Liabilities:
Due to custodian	—	19,827	19,409
Payable for securities purchased	247,022	1,304,661	2,609,385
Accounting and administration fees payable to non-affiliates	18,669	25,110	20,642
Audit and tax fees payable	17,430	22,915	21,840
Investment management fees payable to affiliates	12,016	27,895	30,317
Other accrued expenses	4,627	12,581	—
Legal fess payable to non-affiliates	2,441	6,038	1,870
Accounting and administration fees payable to affiliates	444	726	597
Custody fees payable	431	5,667	2,127
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	391	1,371	900
Dividend disbursing and transfer agent fees and expenses payable to affiliates	246	847	571
Trustees’ fees and expenses payable	152	551	366
Legal fees payable to affiliates	72	681	173
Reports and statements to shareholders expenses payable to affiliates	36	120	82
Pricing fees payable	—	18,076	5,959
Other Liabilities	—	—	11,133

Total liabilities	303,977	1,447,066	2,725,371

Total Net Assets	$41,848,215	$137,615,849	$93,873,358

41

	Macquarie	Macquarie	Macquarie
	Large Cap	Core Plus	High Yield
	Value	Bond	Bond
	Portfolio	Portfolio	Portfolio
Net Assets Consist of:
Paid-in capital	$45,884,318	$131,242,889	$115,432,681
Total distributable earnings (loss)	(4,036,103)	6,372,960	(21,559,323)

Total Net Assets	$41,848,215	$137,615,849	$93,873,358

Net Asset Value

Portfolio Class
Net assets	$41,848,215	$137,615,849	$93,873,358
Shares of beneficial interest outstanding, unlimited authorization, no par	2,923,537	13,423,847	13,856,562
Net asset value per share	$14.31	$10.25	$6.77

[1]Investments, at cost	$40,781,298	$136,576,141	$97,372,634
[2]Foreign currencies, at cost	—	89	—

See accompanying notes, which are an integral part of the financial statements.

(continues)                                             42

Statements of assets and liabilities

Macquarie Institutional Portfolios

			Macquarie
	Macquarie	Macquarie	Labor Select
	Emerging	Emerging	International
	Markets	Markets	Equity
	Portfolio	Portfolio II	Portfolio
Assets:
Investments, at value[1]	$70,579,268	$38,274,442	$331,074,077
Foreign currencies, at value[2]	747	57,363	273,072
Receivable for securities sold	110,898	—	337,273
Dividends and interest receivable	75,615	45,277	1,254,211
Foreign tax reclaims receivable	4,689	1,486	2,520,003
Receivable for fund shares sold	45	—	—
Prepaid expenses	3,821	—	—

Total assets	70,775,083	38,378,568	335,458,636

Liabilities:
Capital gains tax payable	92,971	22,044	—
Due to custodian	39,838	—	—
Payable for fund shares redeemed	45	—	—
Payable for securities purchased	—	—	367,949
Investment management fees payable to affiliates	54,180	22,920	202,348
Audit and tax fees payable	19,450	19,450	19,450
Accounting and administration fees payable to non-affiliates	19,603	17,624	37,173
Custody fees payable	18,882	6,752	59,394
Legal fees payable to non-affiliates	2,218	858	11,386
Legal fees payable to affiliates	545	486	634
Pricing fees payable	3,076	1,781	3,408
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	708	386	3,447
Accounting and administration fees payable to affiliates	524	433	1,280
Dividend disbursing and transfer agent fees and expenses payable to affiliates	416	223	2,024
Trustees’ fees and expenses payable	263	140	1,344
Unrealized depreciation on foreign currency exchange contracts	19	—	—
Reports and statements to shareholders expenses payable to affiliates	62	33	291
Other accrued expenses	—	4,811	13,572

Total liabilities	252,800	97,941	723,700

Total Net Assets	$70,522,283	$38,280,627	$334,734,936

43

			Macquarie
	Macquarie	Macquarie	Labor Select
	Emerging	Emerging	International
	Markets	Markets	Equity
	Portfolio	Portfolio II	Portfolio
Net Assets Consist of:
Paid-in capital	$125,545,949	$35,630,158	$435,300,197
Total distributable earnings (loss)[3]	(55,023,666)	2,650,469	(100,565,261)

Total Net Assets	$70,522,283	$38,280,627	$334,734,936

Net Asset Value

Portfolio Class
Net assets	$70,522,283	$38,280,627	$334,734,936
Shares of beneficial interest outstanding, unlimited authorization, no par	10,242,718	4,462,430	30,586,254
Net asset value per share	$6.89	$8.58	$10.94

[1]Investments, at cost	$72,762,579	$34,478,623	$415,863,852
[2]Foreign currencies, at cost	734	58,416	269,970
[3]Includes deferred capital gains tax payable	92,971	22,044	—

See accompanying notes, which are an integral part of the financial statements.

(continues)                                              44

Statements of operations

Macquarie Institutional Portfolios

Six months ended April 30, 2020 (Unaudited)

	Macquarie	Macquarie	Macquarie
	Large Cap	Core Plus	High Yield
	Value	Bond	Bond
	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$624,862	$19,530	$35,418
Interest	—	2,315,628	2,799,224

	624,862	2,335,158	2,834,642

Expenses:
Management fees	126,418	308,047	219,110
Accounting and administration expenses	23,988	32,088	27,346
Audit and tax fees	17,530	23,239	22,086
Registration fees	11,531	12,532	8,532
Legal fees	4,131	12,711	3,038
Dividend disbursing and transfer agent fees and expenses	2,829	8,842	6,014
Reports and statements to shareholders expenses	2,537	6,566	2,324
Trustees’ fees and expenses	1,284	4,181	2,739
Custodian fees	710	7,017	2,935
Other	2,952	31,698	13,159

	193,910	446,921	307,283
Less expenses waived	(32,890)	(122,954)	(19,505)
Less expenses paid indirectly	(45)	(1,279)	(468)

Total operating expenses	160,975	322,688	287,310

Net Investment Income	463,887	2,012,470	2,547,332

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(4,053,571)	3,189,484	(2,117,632)
Futures contracts	—	171,728	—
Swap contracts	—	52,786	—

Net realized gain (loss)	(4,053,571)	3,413,998	(2,117,632)

Net change in unrealized appreciation (depreciation) of:
Investments	(2,595,035)	(2,925,254)	(5,693,640)
Foreign currencies	—	(14)	—
Futures contracts	—	440,965	—
Swap contracts	—	(27,625)	—

Net change in unrealized appreciation (depreciation)	(2,595,035)	(2,511,928)	(5,693,640)

Net Realized and Unrealized Gain (Loss)	(6,648,606)	902,070	(7,811,272)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,184,719)	$2,914,540	$(5,263,940)

See accompanying notes, which are an integral part of the financial statements.

45

	Macquarie Emerging Markets Portfolio	Macquarie Emerging Markets Portfolio II	Macquarie Labor Select International Equity Portfolio
Investment Income:
Dividends	$921,737	$459,130	$4,672,920
Interest	6	11	—
Foreign tax withheld	(97,665)	(58,131)	(376,015)

	824,078	401,010	4,296,905

Expenses:
Management fees	393,025	208,480	1,550,961
Accounting and administration expenses	25,801	22,811	52,851
Audit and tax fees	22,853	22,897	21,011
Custodian fees	15,371	7,173	53,387
Registration fees	8,532	12,032	9,031
Legal fees	6,761	4,463	25,105
Dividend disbursing and transfer agent fees and expenses	4,892	2,635	25,564
Reports and statements to shareholders expenses	3,139	1,586	15,823
Trustees’ fees and expenses	2,182	1,153	11,746
Other	7,825	6,193	12,215

	490,381	289,423	1,777,694
Less expenses waived	(2,547)	(39,058)	—
Less expenses paid indirectly	(99)	(2)	(129)

Total operating expenses	487,735	250,363	1,777,565

Net Investment Income	336,343	150,647	2,519,340

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments[1]	(5,889,323)	(281,799)	(13,407,718)
Foreign currencies	(34,296)	(3,231)	102,477
Foreign currency exchange contracts	(12,581)	(282)	(18,011)

Net realized loss on investments	(5,936,200)	(285,312)	(13,323,252)

Net change in unrealized appreciation (depreciation) of:
Investments[2]	(5,722,156)	(3,735,070)	(77,974,261)
Foreign currencies	12,634	(6,940)	(16,278)
Foreign currency exchange contracts	221	—	—

Net change in unrealized appreciation (depreciation)	(5,709,301)	(3,742,010)	(77,990,539)

Net Realized and Unrealized Loss	(11,645,501)	(4,027,322)	(91,313,791)

Net Decrease in Net Assets Resulting from Operations	$(11,309,158)	$(3,876,675)	$(88,794,451)

1Includes $740 capital gains taxes received for Macquarie Emerging Markets Portfolio.

2Includes increase of $92,971 and $22,044 capital gains tax accrued for Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II, respectively.

See accompanying notes, which are an integral part of the financial statements.

46

Statements of changes in net assets

Macquarie Institutional Portfolios

	Macquarie Large Cap Value Portfolio		Macquarie Core Plus Bond Portfolio		Macquarie High Yield Bond Portfolio

	Six months ended 4/30/20 (Unaudited)	Year ended 10/31/19	Six months ended 4/30/20 (Unaudited)	Year ended 10/31/19	Six months ended 4/30/20 (Unaudited)	Year ended 10/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$463,887	$1,593,152	$2,012,470	$7,148,873	$2,547,332	$4,816,788
Net realized gain (loss)	(4,053,571)	15,010,935	3,413,998	9,066,612	(2,117,632)	(1,775,959)
Net change in unrealized appreciation (depreciation)	(2,595,035)	(10,895,342)	(2,511,928)	9,002,812	(5,693,640)	4,237,006

Net increase (decrease) in net assets resulting from operations	(6,184,719)	5,708,745	2,914,540	25,218,297	(5,263,940)	7,277,835

Dividends and Distributions to Shareholders from:
Distributable earnings	(16,233,720)	(15,681,359)	(9,512,845)	(6,188,506)	(5,146,771)	(5,358,591)

	(16,233,720)	(15,681,359)	(9,512,845)	(6,188,506)	(5,146,771)	(5,358,591)

Capital Share Transactions:
Proceeds from shares sold	200,000	5,809,335	—	11,000,000	2,902,251	16,923,230
Net asset value of shares issued upon reinvestment of dividends and distributions	16,233,705	11,999,850	8,823,891	5,949,588	5,006,864	5,094,940

	16,433,705	17,809,185	8,823,891	16,949,588	7,909,115	22,018,170

Cost of shares redeemed	—	(66,834,629)	(29,406,234)	(91,234,036)	(3,019,176)	(2,278,945)

Increase (decrease) in net assets derived from capital share transactions	16,433,705	(49,025,444)	(20,582,343)	(74,284,448)	4,889,939	19,739,225

Net Increase (Decrease) in Net Assets	(5,984,734)	(58,998,058)	(27,180,648)	(55,254,657)	(5,520,772)	21,658,469

Net Assets:
Beginning of period	47,832,949	106,831,007	164,796,497	220,051,154	99,394,130	77,735,661

End of period	$41,848,215	$47,832,949	$137,615,849	$164,796,497	$93,873,358	$99,394,130

See accompanying notes, which are an integral part of the financial statements.

47

	Macquarie Emerging Markets Portfolio		Macquarie Emerging Markets Portfolio II		Macquarie Labor Select International Equity Portfolio

	Six months ended 4/30/20 (Unaudited)	Year ended 10/31/19	Six months ended 4/30/20 (Unaudited)	Year ended 10/31/19	Six months ended 4/30/20 (Unaudited)	Year ended 10/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$336,343	$1,731,297	$150,647	$390,665	$2,519,340	$14,384,737
Net realized gain (loss)	(5,936,200)	(3,616,127)	(285,312)	834,237	(13,323,252)	8,119,446
Net change in unrealized appreciation (depreciation)	(5,709,301)	9,277,833	(3,742,010)	4,505,867	(77,990,539)	12,033,193

Net increase (decrease) in net assets resulting from operations	(11,309,158)	7,393,003	(3,876,675)	5,730,769	(88,794,451)	34,537,376

Dividends and Distributions to Shareholders from:
Distributable earnings	(1,680,428)	(1,654,329)	(1,243,681)	(1,409,323)	(22,540,570)	(12,523,066)

	(1,680,428)	(1,654,329)	(1,243,681)	(1,409,323)	(22,540,570)	(12,523,066)

Capital Share Transactions:
Proceeds from shares sold	5,989,018	190,688	—	10,000,000	4,946,308	23,473,993
Purchase reimbursement fees	24,027	732	—	—	—	—
Net asset value of shares issued upon reinvestment of dividends and distributions	1,612,658	1,520,629	1,233,499	1,404,091	22,540,569	12,507,507

	7,625,703	1,712,049	1,233,499	11,404,091	27,486,877	35,981,500

Cost of shares redeemed	(3,996,045)	(7,081,300)	(55,000)	(732,048)	(35,444,896)	(9,891,027)
Redemption reimbursement fees	17,937	31,858	—	—	—	—

	(3,978,108)	(7,049,442)	(55,000)	(732,048)	(35,444,896)	(9,891,027)

Increase (decrease) in net assets derived from capital share transactions	3,647,595	(5,337,393)	1,178,499	10,672,043	(7,958,019)	26,090,473

Net Increase (Decrease) in Net Assets	(9,341,991)	401,281	(3,941,857)	14,993,489	(119,293,040)	48,104,783

Net Assets:
Beginning of period	79,864,274	79,462,993	42,222,484	27,228,995	454,027,976	405,923,193

End of period	$70,522,283	$79,864,274	$38,280,627	$42,222,484	$334,734,936	$454,027,976

See accompanying notes, which are an integral part of the financial statements.

48

Financial highlights

Macquarie Institutional Portfolios — Macquarie Large Cap Value Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Six months
	ended
	4/30/20[1]		Year ended
	(Unaudited)		10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$24.35		$27.03	$28.54	$26.39	$27.30	$27.61

Income (loss) from investment operations:
Net investment income[2]	0.17		0.46	0.46	0.47	0.51	0.53
Net realized and unrealized gain (loss)	(1.94)		0.83	1.97	3.09	1.19	0.34

Total from investment operations	(1.77)		1.29	2.43	3.56	1.70	0.87

Less dividends and distributions from:
Net investment income	(0.73)		(0.51)	(0.66)	(0.51)	(0.56)	(0.43)
Net realized gain	(7.54)		(3.46)	(3.28)	(0.90)	(2.05)	(0.75)

Total dividends and distributions	(8.27)		(3.97)	(3.94)	(1.41)	(2.61)	(1.18)

Net asset value, end of period	$14.31		$24.35	$27.03	$28.54	$26.39	$27.30

Total return[3]	(12.98%	)[4]	6.70% [4]	9.00%	13.83%	7.15%	3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,848		$47,833	$106,831	$168,868	$217,128	$214,726
Ratio of expenses to average net assets[5]	0.70%		0.70%	0.70%	0.66%	0.65%	0.65%
Ratio of expenses to average net assets prior to fees waived[5]	0.84%		0.75%	0.70%	0.66%	0.65%	0.65%
Ratio of net investment income to average net assets	2.02%		1.93%	1.68%	1.74%	1.97%	1.92%
Ratio of net investment income to average net assets prior to fees waived	1.88%		1.88%	1.68%	1.74%	1.97%	1.92%
Portfolio turnover	12%		23%	16%	23%	13%	31%

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

49

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Six months
	ended
	4/30/20[1]	Year ended
	(Unaudited)	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$10.74	$9.87	$10.41	$10.42	$10.29	$10.37

Income (loss) from investment operations:
Net investment income[2]	0.14	0.33	0.32	0.32	0.22	0.24
Net realized and unrealized gain (loss)	0.07	0.83	(0.55)	(0.06)	0.14	(0.11)

Total from investment operations	0.21	1.16	(0.23)	0.26	0.36	0.13

Less dividends and distributions from:
Net investment income	(0.50)	(0.29)	(0.31)	(0.27)	(0.23)	(0.21)
Net realized gain	(0.20)	—	—	—	— [3]	—

Total dividends and distributions	(0.70)	(0.29)	(0.31)	(0.27)	(0.23)	(0.21)

Net asset value, end of period	$10.25	$10.74	$9.87	$10.41	$10.42	$10.29

Total return[4]	2.23%	12.12% [5]	(2.29% )	2.60%	3.63%	1.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$137,616	$164,796	$220,051	$168,242	$133,265	$128,094
Ratio of expenses to average net assets[6]	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to fees waived[6]	0.62%	0.59%	0.58%	0.60%	0.60%	0.61%
Ratio of net investment income to average net assets	2.81%	3.19%	3.22%	3.08%	2.12%	2.33%
Ratio of net investment income to average net assets prior to fees waived	2.64%	3.05%	3.09%	2.93%	1.97%	2.17%
Portfolio turnover	60%	177%	171%	162%	310%	436%

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	For the year ended Oct. 31, 2016, net realized gain distributions of $51,289 were made by the Portfolio, which calculated to an amount of $(0.004) per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.08% lower. See Note 12 in “Notes to financial statements.”
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                              50

Financial highlights

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Six months
	ended
	4/30/20[1]		Year ended
	(Unaudited)		10/31/19	10/31/18		10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$7.53		$7.46	$8.09		$7.88	$7.78	$8.61

Income (loss) from investment operations:
Net investment income[2]	0.19		0.40	0.42		0.43	0.45	0.49
Net realized and unrealized gain (loss)	(0.56)		0.18	(0.48)		0.23	0.02	(0.79)

Total from investment operations	(0.37)		0.58	(0.06)		0.66	0.47	(0.30)

Less dividends and distributions from:
Net investment income	(0.39)		(0.51)	(0.57)		(0.45)	(0.37)	(0.42)
Net realized gain	—		—	—		—	—	(0.11)

Total dividends and distributions	(0.39)		(0.51)	(0.57)		(0.45)	(0.37)	(0.53)

Net asset value, end of period	$6.77		$7.53	$7.46		$8.09	$7.88	$7.78

Total return[3]	(5.28%	)[4]	8.60% [4,5]	(0.77%	)[4]	8.88% [4]	6.63%	(3.41% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$93,873		$99,394	$77,736		$113,273	$242,300	$206,129
Ratio of expenses to average net assets[6]	0.59%		0.59%	0.59%		0.57%	0.55%	0.56%
Ratio of expenses to average net assets prior to fees waived[6]	0.63%		0.65%	0.62%		0.58%	0.55%	0.56%
Ratio of net investment income to average net assets	5.23%		5.49%	5.49%		5.58%	6.10%	6.09%
Ratio of net investment income to average net assets prior to fees waived	5.19%		5.43%	5.46%		5.57%	6.10%	6.09%
Portfolio turnover	61%		82%	112%		99%	119%	84%

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower. See Note 12 in “Notes to financial statements.”
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

51

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Six months
	ended
	4/30/20[1]		Year ended
	(Unaudited)		10/31/19		10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$8.11		$7.56		$8.76	$7.77	$7.47	$9.75

Income (loss) from investment operations:
Net investment income[2]	0.03		0.17		0.20	0.18	0.18	0.16
Net realized and unrealized gain (loss)	(1.08)		0.54		(1.08)	1.05	0.29	(1.77)

Total from investment operations	(1.05)		0.71		(0.88)	1.23	0.47	(1.61)

Less dividends and distributions from:
Net investment income	(0.17)		(0.16)		(0.34)	(0.26)	(0.18)	(0.22)
Net realized gain	—		—		—	—	—	(0.47)

Total dividends and distributions	(0.17)		(0.16)		(0.34)	(0.26)	(0.18)	(0.69)

Reimbursement fees:
Purchase reimbursement fees[2,3]	—	[4]	—	[5]	— [6]	0.01	— [7]	— [8]
Redemption reimbursement fees[2,3]	—	[4]	—	[5]	0.02	0.01	0.01	0.02

	—		—		0.02	0.02	0.01	0.02

Net asset value, end of period	$6.89		$8.11		$7.56	$8.76	$7.77	$7.47

Total return[9]	(13.32%	)[10]	9.62%		(10.28% )	16.88%	6.75%	(17.11% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$70,522		$79,864		$79,463	$136,678	$133,828	$172,674
Ratio of expenses to average net assets[11]	1.24%		1.30%		1.26%	1.22%	1.19%	1.19%
Ratio of expenses to average net assets prior to fees waived[11]	1.25%		1.30%		1.26%	1.22%	1.19%	1.19%
Ratio of net investment income to average net assets	0.86%		2.19%		2.31%	2.24%	2.51%	1.90%
Ratio of net investment income to average net assets prior to fees waived	0.85%		2.19%		2.31%	2.40%	2.51%	1.90%
Portfolio turnover	23%		33%		40%	45%	28%	27%

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Effective Feb. 28, 2018, the Portfolio charges a 0.40% purchase reimbursement fee and a 0.45% redemption reimbursement fee, which are retained by the Portfolio. Previously, the Portfolio charged a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee.

[4]

For the six months ended April 30, 2020, purchase and redemption fees of $24,027 and $17,937, respectively, were earned by the Portfolio, which calculated to amounts of $0.002 and $0.002 per share, respectively.

[5]

For the year ended Oct. 31, 2019, purchase and redemption fees of $732 and $31,858, respectively, were earned by the Portfolio, which calculated to amounts of $0.000 and $0.003 per share, respectively.

[6]	For the year ended Oct. 31, 2018, purchase reimbursement fees of $5,924 were earned by the Portfolio, which calculated to an amount of $0.0004 per share.
[7]	For the year ended Oct. 31, 2016, purchase reimbursement fees of $42,620 were earned by the Portfolio, which calculated to an amount of $0.002 per share.
[8]	For the year ended Oct. 31, 2015, purchase reimbursement fees of $118,421 were earned by the Portfolio, which calculated to an amount of $0.004 per share.
[9]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not reflect the purchase reimbursement fee and redemption reimbursement fee.

[10]	Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[11]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                              52

Financial highlights

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Six months
	ended
	4/30/20[1]	Year ended
	(Unaudited)	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.71	$8.78	$10.74	$8.01	$7.37	$9.88

Income (loss) from investment operations:
Net investment income[2]	0.03	0.09	0.08	0.12	0.07	0.04
Net realized and unrealized gain (loss)	(0.87)	1.30	(1.77)	2.70	0.88	(2.15)

Total from investment operations	(0.84)	1.39	(1.69)	2.82	0.95	(2.11)

Less dividends and distributions from:
Net investment income	(0.09)	(0.05)	(0.27)	(0.09)	(0.08)	(0.14)
Net realized gain	(0.20)	(0.41)	—	—	(0.23)	(0.26)

Total dividends and distributions	(0.29)	(0.46)	(0.27)	(0.09)	(0.31)	(0.40)

Net asset value, end of period	$8.58	$9.71	$8.78	$10.74	$8.01	$7.37

Total return[3]	(9.17% )	16.74%	(16.13% )	35.74%	13.62%	(21.84% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38,281	$42,222	$27,229	$46,046	$37,198	$33,314
Ratio of expenses to average net assets[4]	1.20%	1.20%	1.20%	1.20%	1.20%	1.21%
Ratio of expenses to average net assets prior to fees waived[4]	1.39%	1.42%	1.42%	1.32%	1.34%	1.35%
Ratio of net investment income to average net assets	0.72%	1.03%	0.80%	1.34%	0.97%	0.43%
Ratio of net investment income to average net assets prior to fees waived	0.53%	0.81%	0.58%	1.22%	0.83%	0.29%
Portfolio turnover	2%	9%	12%	14%	20%	8%

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

53

Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Six months
	ended
	4/30/20[1]	Year ended
	(Unaudited)	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$14.39	$13.74	$15.21	$12.83	$13.79	$14.74

Income (loss) from investment operations:
Net investment income[2]	0.08	0.47	0.44	0.41	0.43	0.37
Net realized and unrealized gain (loss)	(2.80)	0.60	(1.47)	2.35	(1.02)	(0.52)

Total from investment operations	(2.72)	1.07	(1.03)	2.76	(0.59)	(0.15)

Less dividends and distributions from:
Net investment income	(0.51)	(0.42)	(0.44)	(0.38)	(0.37)	(0.80)
Net realized gain	(0.22)	—	—	—	—	—

Total dividends and distributions	(0.73)	(0.42)	(0.44)	(0.38)	(0.37)	(0.80)

Net asset value, end of period	$10.94	$14.39	$13.74	$15.21	$12.83	$13.79

Total return[3]	(20.11% )	8.23%	(7.02% )	22.13%	(4.24% )	(0.98% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$334,735	$454,028	$405,923	$490,273	$394,830	$360,650
Ratio of expenses to average net assets[4]	0.86%	0.86%	0.87%	0.86%	0.86%	0.87%
Ratio of net investment income to average net assets	1.22%	3.44%	2.96%	2.96%	3.39%	2.63%
Portfolio turnover	6%	16%	20%	21%	22%	20%

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

                                              54

Notes to financial statements

Macquarie Institutional Portfolios

April 30, 2020 (Unaudited)

Macquarie Institutional Portfolios (registered as Delaware Pooled® Trust (Trust)) is organized as a Delaware statutory trust and offers seven separate Portfolios. These financial statements and the related notes pertain to Macquarie Large Cap Value Portfolio, Macquarie Core Plus Bond Portfolio, Macquarie High Yield Bond Portfolio, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Labor Select International Equity Portfolio, (each, a Portfolio, and collectively, the Portfolios). Delaware Global Listed Real Assets Fund (formerly, Delaware REIT Fund) is included in a separate report. The Trust is an open-end investment company. Each Portfolio in this report is considered diversified under the Investment Company Act of 1940, as amended. Each Portfolio offers one class of shares.

1. Significant Accounting Policies

Each Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Portfolios.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Portfolios value their securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Portfolios may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Boards.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Portfolio’s tax positions taken or expected to be taken on the Portfolios’ federal income tax returns through the six months ended April 30, 2020 and for all open tax years (years ended Oct. 31, 2017–Oct. 31, 2019), and has concluded that no provision for federal income tax is required in any Portfolio’s financial statements. If applicable, each Portfolio recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the six months ended April 30, 2020, the Portfolios did not incur any interest or tax penalties. In regard to foreign taxes only, each Portfolio has open tax years in certain foreign countries in which it invests that may date back to the inception of each Portfolio.

55

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Portfolio’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Portfolio generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.” Each Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Reimbursement Fees — Macquarie Emerging Markets Portfolio may charge a 0.40% purchase reimbursement fee and a 0.45% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the “Statements of changes in net assets.”

Other — Expenses directly attributable to a Portfolio are charged directly to that Portfolio. Other expenses common to various funds within Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Portfolio is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with each Portfolio’s understanding of the applicable country’s tax rules and rates. Each Portfolio may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Portfolios will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Each Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Each Portfolio may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

(continues)                                              56

Notes to financial statements

Macquarie Institutional Portfolios

1. Significant Accounting Policies (continued)

Each Portfolio receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the six months ended April 30, 2020, each Portfolio earned the following amounts under this arrangement.

Custody Credits
Macquarie Large Cap Value Portfolio	$ 44
Macquarie Core Plus Bond Portfolio	1,278
Macquarie High Yield Bond Portfolio	467
Macquarie Emerging Markets Portfolio	98
Macquarie Emerging Markets Portfolio II	1
Macquarie Labor Select International Equity Portfolio	127

Each Portfolio receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the six months ended April 30, 2020, each Portfolio earned the following amounts under this arrangement.

Earnings Credits
Macquarie Large Cap Value Portfolio	$1
Macquarie Core Plus Bond Portfolio	1
Macquarie High Yield Bond Portfolio	1
Macquarie Emerging Markets Portfolio	1
Macquarie Emerging Markets Portfolio II	1
Macquarie Labor Select International Equity Portfolio	2

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of the respective investment management agreements, Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager of the Portfolios, will receive an annual fee, which is calculated daily and paid monthly based on the average daily net assets of each Portfolio.

DMC has contractually agreed to waive all or a portion, if any, of its investment advisory fees and/or pay/reimburse each Portfolio (except for Macquarie Labor Select International Equity Portfolio) to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, taxes, interest, acquired fund fees and expenses, short sale, dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed specified percentages of average daily net assets of each Portfolio, other than Macquarie Emerging Markets Portfolio, from Nov. 1, 2019 through April 30, 2020.* The waiver period for Macquarie Emerging Markets Portfolio is from Feb. 28, 2020 through April 30, 2020.** For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Portfolios’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Portfolios and may only be terminated by agreement of DMC and the Portfolios. The waivers and reimbursements are accrued daily and received monthly.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute equity security trades on behalf of the Manager for the following Portfolios: Macquarie Large Cap Value Portfolio and Macquarie Emerging Markets Portfolio II. The Manager may also seek quantitative support from MIMGL for these Portfolios. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not a Portfolio, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

DMC may seek investment advice and recommendations from its affiliates for Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute security trades for these Portfolios on behalf of the Manager and exercise investment discretion for securities

57

in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not a Portfolio, pays each Affiliated Sub-Advisor a portion of its investment management fee.

The management fee rates and the operating expense limitation rates in effect for the six months ended April 30, 2020, are as follows:

		Contractual
		operating expense
	Management	limitation as
	fee as a percentage	a percentage
	of average daily	of average daily
	net assets (per annum)	net assets (per annum)†
Macquarie Large Cap Value Portfolio	0.55%	0.70%
Macquarie Core Plus Bond Portfolio	0.43%	0.45%
Macquarie High Yield Bond Portfolio	0.45%	0.59%
Macquarie Emerging Markets Portfolio	1.00%	1.27%
Macquarie Emerging Markets Portfolio II	1.00%	1.20%
Macquarie Labor Select International Equity Portfolio	0.75%	N/A

†

These operating expense limitations exclude certain expenses, such as 12b-1 fees, taxes, interest, short sale dividend and interest expenses, acquired fund fees and expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations. In some instances, a Portfolio’s annual operating expenses may be lower than the contracted operating expense limitations.

Mondrian Investment Partners Limited (Mondrian) furnishes investment sub-advisory services to Macquarie Emerging Markets Portfolio and Macquarie Labor Select International Equity Portfolio. For these services, DMC, not the Portfolios, pays Mondrian the following percentages of the Portfolios’ average daily net assets:

Sub-advisory fee as a
percentage of average daily
net assets (per annum)
Macquarie Emerging Markets Portfolio	0.75%
Macquarie Labor Select International Equity Portfolio	0.30%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Portfolio. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.”

For the six months ended April 30, 2020, each Portfolio was charged for these services as follows:

Macquarie Large Cap Value Portfolio	$2,768
Macquarie Core Plus Bond Portfolio	4,419
Macquarie High Yield Bond Portfolio	3,640
Macquarie Emerging Markets Portfolio	3,320
Macquarie Emerging Markets Portfolio II	2,696
Macquarie Labor Select International Equity Portfolio	8,977

(continues)                                              58

Notes to financial statements

Macquarie Institutional Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DIFSC is also the transfer agent and dividend disbursing agent of each Portfolio. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of each Portfolio’s average daily net assets. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the six months ended April 30, 2020, each Portfolio was charged for these services as follows:

Macquarie Large Cap Value Portfolio	$1,724
Macquarie Core Plus Bond Portfolio	5,373
Macquarie High Yield Bond Portfolio	3,652
Macquarie Emerging Markets Portfolio	2,948
Macquarie Emerging Markets Portfolio II	1,564
Macquarie Labor Select International Equity Portfolio	15,510

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Portfolio. Sub-transfer agency fees are paid by each Portfolio and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, each Portfolio bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Portfolios. These amounts are included on the “Statements of operations” under “Legal fees.” For the six months ended April 30, 2020, each Portfolio was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Macquarie Large Cap Value Portfolio	$1,020
Macquarie Core Plus Bond Portfolio	5,756
Macquarie High Yield Bond Portfolio	2,255
Macquarie Emerging Markets Portfolio	3,774
Macquarie Emerging Markets Portfolio II	2,923
Macquarie Labor Select International Equity Portfolio	9,318

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Portfolios.

Cross trades for the six months ended April 30, 2020, were executed by Macquarie High Yield Bond Portfolio pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the six months ended April 30, 2020, Macquarie High Yield Bond Portfolio engaged in Rule 17a-7 securities sales of $413,396, which resulted in net realized gains of $23,864.

In addition to the management fees and other expenses of a Portfolio, a Portfolio indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Portfolio will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

* The aggregate contractual waiver period covering this report is from Feb. 28, 2018 through March 1, 2021.

**The aggregate contractual waiver period covering this report is from Feb. 28, 2020 through March 1, 2021.

59

3. Investments

For the six months ended April 30, 2020, each Portfolio made purchases and sales of investment securities other than US government securities and short-term investments as follows:

	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Macquarie Large Cap Value Portfolio	$6,005,886	$—	$5,381,831	$—
Macquarie Core Plus Bond Portfolio	32,100,493	58,204,782	69,541,665	104,134,451
Macquarie High Yield Bond Portfolio	55,770,151	—	55,282,716	—
Macquarie Emerging Markets Portfolio	19,791,622	—	17,887,458	—
Macquarie Emerging Markets Portfolio II	1,054,309	—	812,298	—
Macquarie Labor Select International Equity Portfolio	24,602,703	—	49,494,847	—

At April 30, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for each Portfolio were as follows:

	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Macquarie Large Cap Value Portfolio	$40,781,298	$3,784,876	$(2,506,065)	$1,278,811
Macquarie Core Plus Bond Portfolio	136,576,141	5,396,612	(3,682,366)	1,714,246
Macquarie High Yield Bond Portfolio	97,602,960	1,411,312	(5,256,888)	(3,845,576)
Macquarie Emerging Markets Portfolio	72,762,579	8,541,436	(10,724,747)	(2,183,311)
Macquarie Emerging Markets Portfolio II	34,478,623	11,430,607	(7,634,788)	3,795,819
Macquarie Labor Select International Equity Portfolio	415,863,852	24,141,314	(108,931,089)	(84,789,775)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future gain.

At Oct. 31, 2019 capital loss carryforwards subject to no expiration available to offset future realized capital gains for the Portfolios were as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Macquarie High Yield Bond Portfolio	$7,229,520	$9,828,253	$17,057,773
Macquarie Emerging Markets Portfolio	239,961	44,296,780	44,536,741

US GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

(continues)                                              60

Notes to financial statements

Macquarie Institutional Portfolios

3. Investments (continued)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Portfolio’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of Macquarie Large Cap Value Portfolio’s investments by fair value hierarchy levels as of April 30, 2020:

Level 1
Securities
Assets:
Common Stock	$41,133,192
Short-Term Investments	926,917

Total Value of Securities	$42,060,109

The following table summarizes the valuation of Macquarie Core Plus Bond Portfolio’s investments by fair value hierarchy levels as of April 30, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities	$—	$51,610,962	$51,610,962
Corporate Debt	—	61,751,437	61,751,437
Municipal Bonds	—	163,433	163,433
Foreign Debt	—	3,272,060	3,272,060
Loan Agreements	—	5,398,324	5,398,324
US Treasury Obligations	—	14,508,329	14,508,329
Short-Term Investments	1,258,856	—	1,258,856

Total Value of Securities	$1,258,856	$136,704,545	$137,963,401

Derivatives[1]
Assets:
Futures Contracts	$435,898	$—	$435,898
Liabilities:
Futures Contracts	$(108,912)	$—	$(108,912)

1Futures Contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

61

The following table summarizes the valuation of Macquarie High Yield Bond Portfolio’s investments by fair value hierarchy levels as of April 30, 2020:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Corporate Debt	$—	$81,519,561	$—	$81,519,561
Loan Agreements	—	6,699,934	—	6,699,934
Common Stock[1]	—	—	—	—
Short-Term Investments	5,537,889	—	—	5,537,889

Total Value of Securities	$5,537,889	$88,219,495	$—	$93,757,384

1The securities that have been valued at zero on the “Schedules of investments” are considered to be Level 3 investments in this table.

The following table summarizes the valuation of Macquarie Emerging Markets Portfolio’s investments by fair value hierarchy levels as of April 30, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$68,745,909	$—	$68,745,909
Preferred Stock	1,232,440	—	1,232,440
Short-Term Investments	600,919	—	600,919

Total Value of Securities	$70,579,268	$—	$70,579,268

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contract	$—	$(19)	$(19)

1Foreign Currency Exchange Contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

(continues)                                              62

Notes to financial statements

Macquarie Institutional Portfolios

3. Investments (continued)

The following table summarizes the valuation of Macquarie Emerging Markets Portfolio II’s investments by fair value hierarchy levels as of April 30, 2020:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Argentina	$28,243	$—	$28,243
Bahrain	—	7,996	7,996
Brazil	3,409,503	—	3,409,503
Chile	151,704	—	151,704
China/Hong Kong	13,244,179	—	13,244,179
India	4,064,907	—	4,064,907
Indonesia	864,094	—	864,094
Malaysia	30,850	—	30,850
Mexico	1,250,334	—	1,250,334
Peru	161,784	—	161,784
Republic of Korea	6,665,774	—	6,665,774
Russia	2,103,220	371,032	2,474,252
Taiwan	4,861,820	—	4,861,820
Turkey	433,459	—	433,459
Preferred Stock	431,877	36,784	468,661
Short-Term Investments	156,882	—	156,882

Total Value of Securities	$37,858,630	$415,812	$38,274,442

The following table summarizes the valuation of Macquarie Labor Select International Equity Portfolio’s investments by fair value hierarchy levels as of April 30, 2020:

Level 1
Securities
Assets:
Common Stock	$328,417,276
Preferred Stock	1,024,265
Short-Term Investments	1,632,536

Total Value of Securities	$331,074,077

As a result of utilizing international fair value pricing at April 30, 2020, a portion of Macquarie Emerging Markets Portfolio II common stock was categorized as Level 2.

During the six months ended April 30, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Portfolio. This does not include transfers between Level 1 investments and Level 2 investments due to each Portfolio utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Portfolio occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that each Portfolio’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that each Portfolio’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Portfolio’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

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A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as they were not considered significant to each Portfolio’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Portfolio’s net assets at the end of the period.

4. Capital Shares

Transactions in capital shares were as follows:

	Shares sold	Shares issued upon reinvestment of dividends and distributions	Shares redeemed	Net increase (decrease)
Six months ended April 30, 2020:
Macquarie Large Cap Value Portfolio	15,015	944,369	—	959,384
Macquarie Core Plus Bond Portfolio	—	879,750	(2,806,853)	(1,927,103)
Macquarie High Yield Bond Portfolio	445,993	687,756	(470,087)	663,662
Macquarie Emerging Markets Portfolio	704,580	191,300	(495,140)	400,740
Macquarie Emerging Markets Portfolio II	—	120,576	(6,683)	113,893
Macquarie Labor Select International Equity Portfolio	362,532	1,567,494	(2,904,107)	(974,081)

Year ended Oct. 31, 2019:
Macquarie Large Cap Value Portfolio	247,850	557,873	(2,793,525)	(1,987,802)
Macquarie Core Plus Bond Portfolio	1,091,831	615,262	(8,648,086)	(6,940,993)
Macquarie High Yield Bond Portfolio	2,340,082	752,576	(318,310)	2,774,348
Macquarie Emerging Markets Portfolio	24,018	207,452	(903,908)	(672,438)
Macquarie Emerging Markets Portfolio II	1,154,735	171,440	(78,957)	1,247,218
Macquarie Labor Select International Equity Portfolio	1,741,052	987,955	(710,174)	2,018,833

5. Line of Credit

Each Portfolio, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

Each Portfolio had no amounts outstanding as of April 30, 2020, or at any time during the period then ended.

6. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Portfolio may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Portfolio may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Portfolio may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Portfolio may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The

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Notes to financial statements

Macquarie Institutional Portfolios

6. Derivatives (continued)

change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover each Portfolio’s exposure to the counterparty.

Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Labor Select International Equity Portfolio entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Macquarie Core Plus Bond, Macquarie High Yield Bond, Macquarie Emerging Markets, and Macquarie Emerging Markets II Portfolios may use futures contracts in the normal course of pursuing their respective investment objectives. Each Portfolio may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, a Portfolio deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to each Portfolio because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Macquarie Core Plus Bond Portfolio posted cash collateral valued at $33,473 as margin for open futures contracts.

Macquarie Core Plus Bond Portfolio used futures contracts in order to hedge the Portfolio’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts — Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio may enter into CDS contracts in accordance with their investment objectives. Macquarie Core Plus Bond Portfolio may enter into interest rate swap contracts in accordance with its investment objective. The Portfolio may use interest rate swaps to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. The Portfolios may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. The Portfolios will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Portfolio from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is

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positive. This risk is mitigated by (1) for bilateral swap contracts, having netting arrangements between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty, or (2) for cleared swaps, trading these instruments through a central counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by a Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the six months ended April 30, 2020, certain of the Portfolios entered into CDS contracts as purchasers and sellers of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades as determined by the applicable central counterparty. During the six months ended April 30, 2020, the Portfolios did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if a Portfolio had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. Each Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having netting arrangements between each Portfolio and the counterparty and by the posting of collateral by the counterparty to each Portfolio to cover the Portfolios’ exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

Macquarie Core Plus Bond Portfolio used CDS contracts to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event a Portfolio terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

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Notes to financial statements

Macquarie Institutional Portfolios

6. Derivatives (continued)

Fair values of derivative instruments as of April 30, 2020 were as follows:

Macquarie Core Plus Bond Portfolio

Statements of Assets and Liabilities Location	Asset Derivatives Fair Value Interest rate Contracts
Variation margin due from brokers on futures contracts*	$435,898

Statements of Assets and Liabilities Location	Liability Derivatives Fair Value Interest Rate Contracts
Variation margin due to brokers on futures contracts*	$108,912

*

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through April 30, 2020. Only current day variation margin is reported on the “Statements of assets and liabilities.”

The effect of derivative instruments on the “Statements of operations” for the six months ended April 30, 2020 was as follows:

	Macquarie Core Plus Bond Portfolio Net Realized Gain (Loss) on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$171,728	$ —	$171,728
Credit contracts	—	52,786	52,786

Total	$171,728	$52,786	$224,514

	Macquarie Core Plus Bond Portfolio Net Change in Unrealized Appreciation (Depreciation) of:
	Futures Contracts	Swaps Contracts	Total
Interest rate contracts	$440,965	$—	$440,965
Credit contracts	—	(27,625)	(27,625)

Total	$440,965	$(27,625)	$413,340

At April 30, 2020, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Labor Select International Equity Portfolio had foreign currency risk, which is disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

The tables below summarize the average balance of derivative holdings by each Portfolio during the six months ended April 30, 2020.

	Macquarie Core Plus Bond Portfolio

	Long Derivative Volume		Short Derivative Volume
Futures contracts (average notional value)	USD	14,554,341	USD	1,859,171
CDS contracts (average notional value)*		—		188,790

	Macquarie Emerging Markets Portfolio

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average notional value)	USD	50,170	USD	29,349

	Macquarie Emerging Markets Portfolio II

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average notional value)	USD	—	USD	646

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	Macquarie Labor Select International Equity Portfolio

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average notional value)	USD	14,274	USD	7,797

*Long	represents buying protection and short represents selling protection.

7. Offsetting

Each Portfolio entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of their derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Portfolio mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Portfolio and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At April 30, 2020, the Portfolios had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Macquarie Emerging Markets Portfolio

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$—	$(19)	$(19)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
BNY Mellon	$(19)	$—	$—	$—	$—	$(19)

(a)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

8. Securities Lending

Each Portfolio may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned securities is determined by the security lending agent.

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Notes to financial statements

Macquarie Institutional Portfolios

8. Securities Lending (continued)

Cash collateral received by each Portfolio of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Portfolio. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities. A Portfolio can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Portfolio or, at the discretion of the lending agent, replace the loaned securities. Each Portfolio continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. Each Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Portfolio, the security lending agent, and the borrower. Each Portfolio records security lending income net of allocations to the security lending agent and the borrower.

Each Portfolio may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Portfolio’s cash collateral account may be less than the amount the Portfolio would be required to return to the borrowers of the securities and the Portfolio would be required to make up for this shortfall.

During the six months ended April 30, 2020, none of the Portfolios had securities out on loan.

9. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Some countries in which Macquarie Emerging Markets, Macquarie Emerging Markets II, and Macquarie Labor Select International Equity Portfolios invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Portfolio may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by each Portfolio.

Macquarie Core Plus Bond Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Macquarie High Yield Bond Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

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Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that each Portfolio will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer each Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by each Portfolio may involve revolving credit facilities or other standby financing commitments that obligate each Portfolio to pay additional cash on a certain date or on demand. These commitments may require each Portfolio to increase its investment in a company at a time when each Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Portfolio is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As each Portfolio may be required to rely upon another lending institution to collect and pass on to each Portfolio amounts payable with respect to the loan and to enforce each Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent each Portfolio from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to each Portfolio.

Macquarie Core Plus Bond Portfolio invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. Each Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

Because Macquarie Large Cap Value Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

Each Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities, which may not be readily marketable. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Portfolio’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios’ limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

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Notes to financial statements

Macquarie Institutional Portfolios

10. Contractual Obligations

Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio’s existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Fund’s net assets at the end of the period is not material.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through Dec. 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12. General Motors Term Loan Litigation

Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Portfolios in 2009. Because it was believed that the Portfolios were secured creditors, the Portfolios received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Portfolios were unsecured creditors and, as an unsecured creditor, the Portfolios should not have received payment in full. Based on available information related to the litigation and the Portfolios’ potential exposure, the Portfolios previously recorded a contingent liability of $75,182 and $48,975, respectively, and an asset of $250,607 and $163,250, respectively, based on the potential recoveries by the estate that resulted in a net decrease in the Portfolios’ NAV to reflect this potential recovery.

The plaintiff and the term loan lenders, which included the Portfolios, reached an agreement in principle that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Portfolios recognizing a gain in the amount of the liability reversed in 2019.

13. Subsequent Events

On Nov. 4, 2019, each Portfolio, along with certain other funds in the Delaware Funds, entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit available was increased to $275,000,000 on May 6, 2020. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply

71

chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact each Portfolio’s performance.

Management has determined that no other material events or transactions occurred subsequent to April 30, 2020, that would require recognition or disclosure in each Portfolio’s financial statements.

                                              72

Portfolio managers

Kristen E. Bartholdson

Managing Director, Senior Portfolio Manager

Nigel Bliss

Senior Portfolio Manager

Mondrian Investment Partners Limited

Adam H. Brown

Managing Director, Senior Portfolio Manager

Liu-Er Chen

Managing Director,

Chief Investment Officer —

Emerging Markets and Healthcare

Ginny Chong

Senior Portfolio Manager

Mondrian Investment Partners Limited

Craig C. Dembek

Senior Managing Director, Head of Credit Research

Elizabeth A. Desmond

Deputy Chief Executive Officer, Chief Investment

Officer — International Equities

Mondrian Investment Partners Limited

Roger A. Early

Senior Managing Director, Chief Investment

Officer — US Fixed income

Gregory J.P. Halton

Senior Portfolio Manager

Mondrian Investment Partners Limited

J. David Hillmeyer

Senior Managing Director, Head of Global and

Multi-Asset Credit

Nikhil G. Lalvani

Managing Director, Senior Portfolio Manager,

Team Leader

Daniela Mardarovici

Managing Director, Co-Head of US

Multisector/Core Plus Fixed Income

Paul A. Matlack

Managing Director, Senior Client Portfolio Manager

John P. McCarthy

Managing Director, Senior Portfolio Manager

Zsolt Mester

Portfolio Manager —

Mondrian Investment Partners Limited

Andrew Miller

Chief Investment Officer —

Emerging Market Equities

Mondrian Investment Partners Limited

Robert A. Vogel Jr.

Managing Director, Senior Portfolio Manager

73

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-0001

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Investment advisor

Delaware Management Company, a series of Macquarie Investment Management Business Trust

2005 Market Street

Philadelphia, PA 19103-7094

Investment sub-advisor for certain Portfolios

Mondrian Investment Partners Limited

Fifth Floor

10 Gresham Street

London EC2V 7JD

United Kingdom

Macquarie Institutional Portfolios are designed exclusively for institutional investors and high net worth individuals. Macquarie Institutional Portfolios are distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust (MIMBT), Macquarie Management Holdings, Inc., and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide. Institutional investment management is provided by Macquarie Investment Management Advisers (MIMA), a series of MIMBT. MIMBT is a US registered investment advisor, and may not be able to provide investment advisory services to certain clients in certain jurisdictions.

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Each Portfolio’s Forms N-PORT, as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies (if any) relating to portfolio securities or Forms N-PORT are available without charge (i) upon request, by calling 800 231-8002; (ii) on the Portfolios’ website at macquarieim.com/mipliterature; and (iii) on the SEC’s website at sec.gov. Each Portfolio’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

This report was prepared for investors in the Macquarie Institutional Portfolios. It may be distributed to others only if preceded or accompanied by a current Macquarie Institutional Portfolios prospectus, which contains details about charges, expenses, investment objectives, and operating policies of the Portfolios. All Macquarie Institutional Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus carefully before investing.

2005 Market Street Philadelphia, PA 19103-7094 Telephone 800 231-8002
Fax 215 255-1162
(1197611)	Printed in the USA
SA-DPT 22603 [6/20]

Semiannual report

Multi-asset mutual fund

Delaware Global Listed Real Assets Fund

(formerly, Delaware REIT Fund)

April 30, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Global Listed Real Assets Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions

•	View statements and tax forms

•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of April 30, 2020, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Disclosure of Fund expenses

For the six-month period from November 1, 2019 to April 30, 2020 (Unaudited)

The investment objective of the Fund is to seek total return, which is targeted to be in excess of inflation, through growth of capital and current income.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Nov. 1, 2019 to April 30, 2020.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from November 1, 2019 to April 30, 2020 (Unaudited)

Delaware Global Listed Real Assets Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Annualized Expense Ratio	Expenses Paid During Period 11/1/19 to 4/30/20*
Actual Fund return†
Class A	$1,000.00	$878.10	1.40%	$6.54
Class C	1,000.00	874.80	2.15%	10.02
Class R	1,000.00	876.40	1.65%	7.70
Institutional Class	1,000.00	878.60	1.15%	5.37
Class R6	1,000.00	879.40	1.03%	4.81
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.90	1.40%	$7.02
Class C	1,000.00	1,014.17	2.15%	10.77
Class R	1,000.00	1,016.66	1.65%	8.27
Institutional Class	1,000.00	1,019.14	1.15%	5.77
Class R6	1,000.00	1,019.74	1.03%	5.17

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The table above does not reflect the expenses of the Underlying Funds.

Security type / sector allocation and top 10

equity holdings

Delaware Global Listed Real Assets Fund	As of April 30, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stocks	60.10%
Consumer Staples	1.50%
Energy	9.06%
Financials	0.97%
Healthcare	0.70%
Industrials	9.28%
Information Technology	0.35%
Materials	9.98%
Real Estate Operating Companies/Developer	0.77%
REIT Diversified	1.55%
REIT Healthcare	1.32%
REIT Hotel	0.09%
REIT Industrial	2.96%
REIT Information Technology	2.43%
REIT Mall	0.17%
REIT Manufactured Housing	1.11%
REIT Multifamily	2.86%
REIT Office	0.66%
REIT Retail	0.23%
REIT Self-Storage	0.41%
REIT Shopping Center	0.12%
REIT Single Tenant	0.14%
REIT Specialty	0.60%
Utilities	12.84%
Convertible Bond	0.06%
Corporate Bonds	16.54%
Basic Industry	2.64%
Capital Goods	1.38%
Communications	5.83%
Consumer Cyclical	1.05%
Consumer Non-Cyclical	1.48%
Energy	2.71%
Real Estate Investment Trusts	0.17%
Technology	0.23%
Transportation	0.43%
Utilities	0.62%
Non-Agency Commercial Mortgage-Backed Securities	3.95%

Security type / sector allocation and top 10

equity holdings

Delaware Global Listed Real Assets Fund

Security type / sector	Percentage of net assets
Loan Agreements	3.96%
Sovereign Bonds	8.25%
US Treasury Obligations	4.74%
Exchange-Traded Fund	0.35%
Short-Term Investments	1.26%
Total Value of Securities	99.21%
Receivables and Other Assets Net of Liabilities	0.79%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Prologis	1.64%
Newmont	1.57%
Equinix	1.32%
Infraestructura Energetica Nova	1.25%
Compass Minerals International	1.19%
Cheniere Energy	1.18%
Sacyr	1.17%
Atlantia	1.17%
Nutrien	1.15%
Transurban Group	1.11%

Schedule of investments
Delaware Global Listed Real Assets Fund	April 30, 2020 (Unaudited)

	Number of shares	Value (US $)
Common Stock – 60.10%
Consumer Staples – 1.50%
Archer-Daniels-Midland	5,082	$188,745
Bunge	8,321	330,094
Tyson Foods Class A	14,454	898,894

		1,417,733

Energy – 9.06%
Ardmore Shipping	91,970	605,163
Cheniere Energy †	23,864	1,114,210
Chevron	6,621	609,132
Enbridge	33,142	1,015,486
Euronav	73,634	787,147
Navigator Holdings †	82,291	548,881
Noble Energy	48,047	471,341
Overseas Shipholding Group Class A †	133,311	333,277
Par Pacific Holdings †	75,272	731,644
TC Energy	21,628	995,359
TechnipFMC	37,689	335,809
Valero Energy	15,663	992,251

		8,539,700

Financials – 0.97%
Uranium Participation †	259,272	912,700

		912,700

Healthcare – 0.70%
Brookdale Senior Living †	183,880	663,807

		663,807

Industrials – 9.28%
Aena SME 144A #†	7,922	1,002,693
ALEATICA	1,223,912	950,397
Arcosa	21,577	804,175
Atlantia	67,966	1,106,408
Auckland International Airport	78,903	294,775
Enav 144A #	224,007	1,004,005
GrafTech International	87,006	706,489
Sacyr	592,871	1,107,085
TPI Composites †	12,494	219,020
Transurban Group	116,761	1,050,005
Vinci	6,167	504,831

		8,749,883

Information Technology – 0.35%
Switch Class A	18,982	325,921

		325,921

Materials – 9.98%
Acadian Timber	68,775	693,704

Schedule of investments

Delaware Global Listed Real Assets Fund

	Number of shares	Value (US $)
Common Stock (continued)
Materials (continued)
Air Products and Chemicals	1,728	$389,802
B2Gold	24,098	121,936
Barrick Gold	39,181	1,008,553
CF Industries Holdings	11,368	312,620
Compass Minerals International	22,826	1,122,126
FMC	6,799	624,828
Hudbay Minerals	325,001	796,252
Louisiana-Pacific	20,920	418,400
Mercer International	49,091	494,837
Newmont	24,873	1,479,446
Nutrien	30,437	1,086,905
Steel Dynamics	8,705	211,270
West Fraser Timber	23,289	648,167

		9,408,846

Real Estate Operating Companies/Developer – 0.77%
Grainger	40,368	135,854
Kojamo	10,315	185,381
Mitsui Fudosan	9,800	182,457
Sun Hung Kai Properties	16,000	218,781

		722,473

REIT Diversified – 1.55%
Charter Hall Group	25,017	124,713
Fastighets Balder Class B †	3,604	142,598
Inmobiliaria Colonial Socimi	22,912	220,951
Mapletree Logistics Trust	141,900	181,130
Weyerhaeuser	36,332	794,581

		1,463,973

REIT Healthcare – 1.32%
Alexandria Real Estate Equities	2,834	445,193
Assura	233,658	224,545
Healthpeak Properties	14,267	372,939
Welltower	3,925	201,078

		1,243,755

REIT Hotel – 0.09%
Host Hotels & Resorts	6,845	84,262

		84,262

REIT Industrial – 2.96%
Americold Realty Trust	7,298	223,246
GLP J-REIT	146	188,699
Goodman Group	38,791	332,408
Prologis	17,321	1,545,553
Rexford Industrial Realty	9,216	375,275

	Number of shares	Value (US $)
Common Stock (continued)
REIT Industrial (continued)
Segro	11,435	$119,482

		2,784,663

REIT Information Technology – 2.43%
American Tower	1,469	349,622
Digital Realty Trust	536	80,127
Equinix	1,848	1,247,770
QTS Realty Trust Class A	4,761	297,705
SBA Communications	1,087	315,143

		2,290,367

REIT Mall – 0.17%
Simon Property Group	2,406	160,649

		160,649

REIT Manufactured Housing – 1.11%
Equity LifeStyle Properties	5,419	326,820
Sun Communities	5,364	720,922

		1,047,742

REIT Multifamily – 2.86%
Apartment Investment and Management Class A	3,159	119,000
AvalonBay Communities	2,536	413,241
Bluerock Residential Growth REIT	12,327	71,743
Camden Property Trust	4,187	368,749
Daiwa Securities Living Investments	270	227,694
Equity Residential	7,540	490,552
Essex Property Trust	1,589	387,875
Killam Apartment Real Estate Investment Trust	12,565	151,020
UDR	12,368	463,429

		2,693,303

REIT Office – 0.66%
Boston Properties	1,430	138,967
Daiwa Office Investment	22	122,387
Kilroy Realty	5,778	359,738

		621,092

REIT Retail – 0.23%
Link REIT	23,900	213,051

		213,051

REIT Self-Storage – 0.41%
Extra Space Storage	3,278	289,251
Public Storage	515	95,507

		384,758

REIT Shopping Center – 0.12%
Regency Centers	1,782	78,248

Schedule of investments

Delaware Global Listed Real Assets Fund

	Number of shares	Value (US $)
Common Stock (continued)
REIT Shopping Center (continued)
SITE Centers	6,192	$37,523

		115,771

REIT Single Tenant – 0.14%
Four Corners Property Trust	6,045	135,348

		135,348

REIT Specialty – 0.60%
Invitation Homes	23,888	564,951

		564,951

Utilities – 12.84%
APA Group	132,171	940,531
Hydro One 144A #	52,350	949,254
Infraestructura Energetica Nova	354,654	1,176,932
Italgas	184,522	1,032,274
National Grid	86,191	1,013,711
PPL	38,663	982,813
Sempra Energy	8,142	1,008,387
Severn Trent	33,675	1,013,687
Snam	233,025	1,043,913
Spark Infrastructure Group	731,192	900,550
Terna Rete Elettrica Nazionale	167,316	1,048,780
United Utilities Group	87,443	993,633

		12,104,465

Total Common Stock (cost $61,921,545)		56,649,213

	Principal amount°
Convertible Bond – 0.06%
Cheniere Energy 144A 4.875% exercise price $93.64, maturity date 5/28/21 #T	56,000	54,586

Total Convertible Bond (cost $56,418)		54,586

Corporate Bonds – 16.54%
Basic Industry – 2.64%
Chemours 7.00% 5/15/25	350,000	330,715
First Quantum Minerals 144A 6.875% 3/1/26 #	200,000	176,330
Freeport-McMoRan 5.45% 3/15/43	380,000	352,203
Hudbay Minerals 144A 7.625% 1/15/25 #	320,000	291,104
IAMGOLD 144A 7.00% 4/15/25 #	120,000	121,822
Novelis 144A 5.875% 9/30/26 #	120,000	117,276
Steel Dynamics 5.00% 12/15/26	485,000	498,867

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Univar Solutions USA 144A 5.125% 12/1/27 #	600,000	$598,290

		2,486,607

Capital Goods – 1.38%
Boise Cascade 144A 5.625% 9/1/24 #	330,000	330,759
Clean Harbors 144A 5.125% 7/15/29 #	310,000	317,626
Covanta Holding 6.00% 1/1/27	120,000	116,052
GFL Environmental 144A 5.125% 12/15/26 #	250,000	261,563
Sealed Air 144A 4.00% 12/1/27 #	275,000	271,219

		1,297,219

Communications – 5.83%
CCO Holdings 144A 5.375% 6/1/29 #	640,000	678,182
CenturyLink
144A 4.00% 2/15/27 #	140,000	136,675
144A 5.125% 12/15/26 #	205,000	195,519
Clear Channel Worldwide Holdings 144A 9.25% 2/15/24 #	260,000	217,802
Consolidated Communications 6.50% 10/1/22	215,000	194,306
CSC Holdings
144A 5.75% 1/15/30 #	365,000	380,636
6.75% 11/15/21	120,000	125,840
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	80,000	65,536
Frontier Communications 144A 8.00% 4/1/27 #‡	80,000	81,948
Gray Television 144A 7.00% 5/15/27 #	260,000	263,081
LCPR Senior Secured Financing 144A 6.75% 10/15/27 #	216,000	223,484
Level 3 Financing 144A 3.875% 11/15/29 #	453,000	464,696
Nexstar Broadcasting 144A 5.625% 7/15/27 #	338,000	324,362
Outfront Media Capital 144A 4.625% 3/15/30 #	750,000	687,862
Radiate Holdco 144A 6.625% 2/15/25 #	80,000	79,784
Sirius XM Radio 144A 5.50% 7/1/29 #	545,000	577,482
Sprint Capital 8.75% 3/15/32	100,000	140,965
T-Mobile USA 4.75% 2/1/28	170,000	179,294
Virgin Media Secured Finance 144A 5.50% 5/15/29 #	200,000	208,570
Zayo Group Holdings 144A 4.00% 3/1/27 #	275,000	267,996

		5,494,020

Consumer Cyclical – 1.05%
Hilton Domestic Operating 4.875% 1/15/30	120,000	115,596
Lennar 5.00% 6/15/27	160,000	165,456
MGM Growth Properties Operating Partnership 5.75% 2/1/27	531,000	539,310
Murphy Oil USA 5.625% 5/1/27	160,000	165,864

		986,226

Schedule of investments

Delaware Global Listed Real Assets Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical – 1.48%
HCA
5.375% 2/1/25	120,000	$129,641
5.875% 2/1/29	350,000	402,133
JBS USA LUX 144A 5.50% 1/15/30 #	250,000	254,287
Pilgrim’s Pride 144A 5.75% 3/15/25 #	160,000	162,453
Tenet Healthcare
5.125% 5/1/25	90,000	84,713
6.875% 11/15/31	230,000	200,583
8.125% 4/1/22	160,000	161,960

		1,395,770

Energy – 2.71%
Cheniere Corpus Christi Holdings 7.00% 6/30/24	295,000	315,687
Cheniere Energy Partners
144A 4.50% 10/1/29 #	100,000	92,715
5.25% 10/1/25	330,000	317,064
Crestwood Midstream Partners 144A 5.625% 5/1/27 #	170,000	111,571
DCP Midstream Operating 5.125% 5/15/29	330,000	247,285
Genesis Energy 6.50% 10/1/25	270,000	228,487
Murphy Oil
5.875% 12/1/27	325,000	221,601
6.875% 8/15/24	160,000	114,432
Southwestern Energy 7.75% 10/1/27	360,000	315,540
Targa Resources Partners
5.375% 2/1/27	170,000	145,291
5.875% 4/15/26	304,000	271,229
WPX Energy 5.25% 10/15/27	205,000	179,303

		2,560,205

Real Estate Investment Trusts – 0.17%
HAT Holdings I 144A 5.25% 7/15/24 #	160,000	159,616

		159,616

Technology – 0.23%
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	216,000	216,454

		216,454

Transportation – 0.43%
DAE Funding 144A 5.75% 11/15/23 #	175,000	157,903
Delta Air Lines 144A 7.00% 5/1/25 #	240,000	246,232

		404,135

Utilities – 0.62%
TerraForm Power Operating 144A 4.75% 1/15/30 #	210,000	215,691
Vistra Operations
144A 5.00% 7/31/27 #	120,000	122,946

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Vistra Operations
144A 5.50% 9/1/26 #	120,000	$124,236
144A 5.625% 2/15/27 #	120,000	126,858

		589,731

Total Corporate Bonds (cost $16,515,091)		15,589,983

Non-Agency Commercial Mortgage-Backed Securities – 3.95%
BANK Series 2017-BNK8 C 4.208% 11/15/50 ●	750,000	644,428
Citigroup Commercial Mortgage Trust Series 2019-C7 A4 3.102% 12/15/72	750,000	802,571
GS Mortgage Securities Trust Series 2017-GS6 B 3.869% 5/10/50	730,000	723,410
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5 C 4.032% 3/15/50 ●	1,000,000	858,228
Morgan Stanley Capital I Trust Series 2016-BNK2 B 3.485% 11/15/49	740,000	697,063

Total Non-Agency Commercial Mortgage-Backed Securities (cost $4,154,112)		3,725,700

Loan Agreements – 3.96%
Calpine
2.66% (LIBOR01M + 2.25%) 1/15/24 ●	126,504	122,768
2.66% (LIBOR01M + 2.25%) 4/5/26 ●	325,541	315,368
Calpine Construction Finance Tranche B 2.404% (LIBOR01M + 2.00%) 1/15/25 ●	126,529	121,547
CenturyLink Tranche B 2.654% (LIBOR01M + 2.25%) 3/15/27 ●	448,875	426,319
Charter Communications Operating Tranche B2 2.16% (LIBOR01M + 1.75%) 2/1/27 ●	263,463	254,383
Clear Channel Outdoor Holdings Tranche B 4.26% (LIBOR02M + 3.50%) 8/21/26 ●	169,150	146,597
CSC Holdings 3.064% (LIBOR01M + 2.25%) 7/17/25 ●	253,043	243,175
Edgewater Generation 4.154% (LIBOR01M + 3.75%) 12/15/25 ●	84,359	75,291
Frontier Communications Tranche B-1 5.35% (LIBOR01M + 3.75%) 6/17/24 ●	383,032	374,892
HCA Tranche B-12 2.154% (LIBOR01M + 1.75%) 3/13/25 ●	348,250	341,845
HCA Tranche B13 2.154% (LIBOR01M + 1.75%) 3/18/26 ●	168,722	165,600
Lamar Media Tranche B 2.482% (LIBOR01M + 1.50%) 2/5/27 ●	169,139	163,114
LCPR Loan Financing 5.814% (LIBOR01M + 5.00%) 10/15/26 ●	100,000	99,250

Schedule of investments

Delaware Global Listed Real Assets Fund

	Principal amount°		Value (US $)
Loan Agreements (continued)
Panda Liberty Tranche B-2 7.95% (LIBOR03M + 6.50%) 8/21/20 ●		74,806	$70,317
Panda Patriot Tranche B-1 7.20% (LIBOR03M + 5.75%) 12/19/20 ●		42,700	40,138
Panda Patriot Tranche B-2 7.20% (LIBOR03M + 5.75%) 12/19/20 ●		32,106	30,179
Summit Midstream Partners Holdings 7.00% (LIBOR01M + 6.00%) 5/13/22 ●		77,730	15,546
Telenet Financing USD Tranche AR 2.814% (LIBOR01M + 2.00%) 4/30/28 ●		255,000	243,653
T-Mobile USA TBD 4/1/27 X		250,000	248,688
USIC Holdings Tranche B 4.25% (LIBOR01M + 3.25%) 12/8/23 ●		84,368	75,579
Vistra Operations 2.221% (LIBOR01M + 1.75%) 12/31/25 ●		169,534	152,581

Total Loan Agreements (cost $3,945,845)			3,726,830

Sovereign Bonds – 8.25%Δ
Australia – 0.24%
Australia Government Bonds
0.75% 11/21/27	AUD	301,494	215,332
2.50% 9/20/30	AUD	14,670	14,450

			229,782

Canada – 0.53%
Canadian Government Real Return Bonds
4.00% 12/1/31	CAD	294,700	309,939
4.25% 12/1/26	CAD	204,050	186,049

			495,988

France – 1.04%
French Republic Government Bond OAT
0.10% 3/1/25	EUR	193,555	219,436
0.10% 3/1/28	EUR	396,852	458,481
144A 1.80% 7/25/40 #	EUR	89,356	145,968
3.15% 7/25/32	EUR	96,464	156,981

			980,866

Germany – 0.25%
Deutsche Bundesrepublik Inflation Linked Bond
0.10% 4/15/26	EUR	198,146	232,717

			232,717

Italy – 1.02%
Italy Buoni Poliennali Del Tesoro
0.10% 5/15/23	EUR	616,611	660,347

	Principal amount°		Value (US $)
Sovereign BondsΔ (continued)
Italy (continued)
Italy Buoni Poliennali Del Tesoro
144A 2.55% 9/15/41 #	EUR	64,425	$81,650
144A 3.10% 9/15/26 #	EUR	180,930	221,491

			963,488

Japan – 0.52%
Japanese Government CPI Linked Bond 0.10% 3/10/29	JPY	53,277,190	494,222

			494,222

Spain – 0.40%
Spain Government Inflation Linked Bond 0.15% 11/30/23	EUR	334,066	372,912

			372,912

United Kingdom – 4.25%
United Kingdom Gilt Inflation Linked
0.125% 3/22/29	GBP	143,897	230,970
0.125% 3/22/44	GBP	198,744	431,644
0.125% 3/22/46	GBP	201,621	453,054
0.125% 3/22/58	GBP	101,561	285,837
0.125% 3/22/68	GBP	160,208	553,243
0.25% 3/22/52	GBP	103,747	267,990
0.625% 3/22/40	GBP	222,517	484,645
1.125% 11/22/37	GBP	69,303	154,507
1.25% 11/22/32	GBP	267,615	528,290
1.875% 11/22/22	GBP	437,308	612,921

			4,003,101

Total Sovereign Bonds (cost $7,830,700)			7,773,076

US Treasury Obligations – 4.74%
US Treasury Inflation Indexed Bonds
1.00% 2/15/49		335,125	444,920
1.375% 2/15/44		288,579	389,746
2.125% 2/15/40		126,862	184,109
US Treasury Inflation Indexed Notes
0.125% 1/15/22		134,862	133,694
0.25% 7/15/29		922,287	982,457
0.50% 1/15/28		287,658	306,907
0.625% 4/15/23		1,017,458	1,033,328
0.625% 1/15/26		940,711	991,861

Total US Treasury Obligations (cost $4,229,580)			4,467,022

Schedule of investments

Delaware Global Listed Real Assets Fund

	Number of shares	Value (US $)
Exchange-Traded Fund – 0.35%
iShares US Real Estate ETF	4,374	$332,643

Total Exchange-Traded Fund (cost $330,407)		332,643

Short-Term Investments – 1.26%
Money Market Mutual Funds – 1.26%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.21%)	238,154	238,154
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.16%)	238,154	238,154
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.25%)	238,154	238,154
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.13%)	238,154	238,154
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.14%)	238,154	238,154

Total Short-Term Investments (cost $1,190,770)		1,190,770

Total Value of Securities – 99.21% (cost $100,174,468)		$93,509,823

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2020, the aggregate value of Rule 144A securities was $12,790,213, which represents 13.57% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

T	PIK. 100% of the income received was in the form of cash.

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

Δ	Securities have been classified by country of origin.

†	Non-income producing security.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at April 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after April 30, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

The following foreign currency exchange contracts were outstanding at April 30, 2020:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	AUD	(16)	USD	10	5/1/20	$—	$—
CITI	EUR	95,000	USD	(107,687)	6/12/20	—	(3,541)
JPMCB	AUD	(342,318)	USD	226,064	6/12/20	2,963	—
JPMCB	CAD	(701,872)	USD	523,577	6/12/20	19,301	—
JPMCB	EUR	(2,479,650)	USD	2,782,383	6/12/20	62,652	—
JPMCB	GBP	(3,142,747)	USD	4,028,048	6/12/20	69,029	—
JPMCB	JPY	(53,171,362)	USD	497,728	6/12/20	1,937	—

Total Foreign Currency Exchange Contracts						$155,882	$(3,541)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 6 in “Notes to financial statements.”

Summary of abbreviations:

AUD – Australian Dollar

BNYM – The Bank of New York Mellon

CAD – Canadian Dollar

CITI – Citigroup Global Markets

CPI – Consumer Price Index

ETF – Exchange-Traded Fund

EUR – European Monetary Unit

GBP – British Pound Sterling

GS – Goldman Sachs

ICE – Intercontinental Exchange

JPMCB – JPMorgan Chase Bank, National Association

JPY – Japanese Yen

LIBOR – London interbank offered rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR02M – ICE LIBOR USD 2 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

OAT – Obligations Assimilables du Tresor

PIK – Pay-in-kind

REIT – Real Estate Investment Trust

TBD – To be determined

Schedule of investments

Delaware Global Listed Real Assets Fund

Summary of abbreviations: (continued)

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Statement of assets and liabilities
Delaware Global Listed Real Assets Fund	April 30, 2020 (Unaudited)

Assets:
Investments, at value[1]	$93,509,823
Cash	320,735
Foreign currencies, at value[2]	95,407
Receivable for securities sold	370,308
Dividends and interest receivable	326,247
Unrealized gain on foreign currency exchange contracts	155,882
Receivable for fund shares sold	65,983
Foreign tax reclaims receivable	2,096

Total assets	94,846,481

Liabilities:
Payable for securities purchased	246,250
Payable for fund shares redeemed	179,241
Investment management fees payable to affiliates	43,775
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	30,238
Other accrued expenses	25,685
Accounting and administration expenses payable to non-affiliates	21,118
Audit and tax fees payable	18,570
Distribution fees payable to affiliates	12,216
Custodian fees payable	9,245
Unrealized loss on foreign currency exchange contracts	3,541
Dividend disbursing and transfer agent fees and expense payable to affiliates	745
Accounting and administration expenses payable to affiliates	592
Trustees’ fees and expenses payable to affiliates	360
Legal fees payable to affiliates	170
Reports and statements to shareholders expenses payable to affiliates	82

Total liabilities	591,828

Total Net Assets	$94,254,653

Net Assets Consist of:
Paid-in capital	$105,963,198
Total distributable earnings (loss)	(11,708,545)

Total Net Assets	$94,254,653

Net Asset Value
Class A:
Net assets	$41,615,477
Shares of beneficial interest outstanding, unlimited authorization, no par	3,787,935
Net asset value per share	$10.99
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$11.66

Class C:
Net assets	$3,126,999
Shares of beneficial interest outstanding, unlimited authorization, no par	285,704
Net asset value per share	$10.94

Class R:
Net assets	$4,056,516
Shares of beneficial interest outstanding, unlimited authorization, no par	369,730
Net asset value per share	$10.97

Institutional Class:
Net assets	$41,170,361
Shares of beneficial interest outstanding, unlimited authorization, no par	3,729,606
Net asset value per share	$11.04

Class R6:
Net assets	$4,285,300
Shares of beneficial interest outstanding, unlimited authorization, no par	388,873
Net asset value per share	$11.02

[1] Investments, at cost	$100,174,468
[2] Foreign currencies, at cost	94,179

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Global Listed Real Assets Fund	Six months ended April 30, 2020 (Unaudited)

Investment Income:
Dividends	$1,569,870
Interest	591,743
Foreign tax withheld	(44,367)

2,117,246

Expenses:
Management fees	395,456
Distribution expenses — Class A	58,386
Distribution expenses — Class C	18,435
Distribution expenses — Class R	11,488
Legal fees	119,257
Dividend disbursing and transfer agent fees and expenses	74,216
Registration fees	40,032
Accounting and administration expenses	27,975
Reports and statements to shareholders expenses	27,242
Audit and tax fees	19,236
Custodian fees	13,839
Trustees’ fees and expenses	2,789
Other	24,774

833,125
Less expenses waived	(139,545)
Less expenses paid indirectly	(2,419)

Total operating expenses	691,161

Net Investment Income	1,426,085

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,829,169)
Foreign currencies	(8,332)
Foreign currency exchange contracts	106,502
Futures contracts	11,516
Options purchased	28,366

Net realized loss	(5,691,117)

Net change in unrealized appreciation (depreciation) of:
Investments	(9,371,032)
Foreign currencies	(4,254)
Foreign currency exchange contracts	184,548
Futures contracts	35
Options purchased	(235)

Net change in unrealized appreciation (depreciation)	(9,190,938)

Net Realized and Unrealized Loss	(14,882,055)

Net Decrease in Net Assets Resulting from Operations	$(13,455,970)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Global Listed Real Assets Fund

	Six months ended 4/30/20 (Unaudited)	Year ended 10/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,426,085	$939,104
Net realized gain (loss)	(5,691,117)	11,430,255
Net change in unrealized appreciation (depreciation)	(9,190,938)	2,048,321

Net increase (decrease) in net assets resulting from operations	(13,455,970)	14,417,680

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,377,335)	(844,447)
Class C	(103,419)	(44,170)
Class R	(134,029)	(75,055)
Institutional Class	(1,459,973)	(244,872)
Class R6	(144,968)	(102,244)

	(3,219,724)	(1,310,788)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,147,063	1,999,130
Class C	105,670	364,260
Class R	419,369	835,007
Institutional Class	45,154,736	1,973,939
Class R6	143,055	116,008

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,363,386	818,760
Class C	100,438	43,565
Class R	134,028	75,055
Institutional Class	1,455,962	241,619
Class R6	144,968	102,244

	50,168,675	6,569,587

	Six months ended 4/30/20 (Unaudited)	Year ended 10/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(4,656,313)	$(10,817,762)
Class C	(573,326)	(1,866,085)
Class R	(736,045)	(1,730,581)
Institutional Class	(10,825,978)	(5,482,400)
Class R6	(644,478)	(569,825)

	(17,436,140)	(20,466,653)

Increase (Decrease) in net assets derived from capital share transactions	32,732,535	(13,897,066)

Net Increase (Decrease) in Net Assets	16,056,841	(790,174)

Net Assets:
Beginning of period	$78,197,812	$78,987,986

End of period	$94,254,653	$78,197,812

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Global Listed Real Assets Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Six months ended
4/30/20[1]		Year ended
(Unaudited)		10/31/19	10/31/18		10/31/17	10/31/16	10/31/15
$12.88		$10.87	$11.36		$14.28	$15.54	$15.61

0.16		0.14	0.19		0.08	0.18	0.13
(1.69)		2.07	(0.21)		0.03	0.41	0.76

(1.53)		2.21	(0.02)		0.11	0.59	0.89

(0.04)		(0.20)	(0.16)		(0.21)	(0.24)	(0.24)
—		—	(0.05)		—	—	—
(0.32)		—	(0.26)		(2.82)	(1.61)	(0.72)

(0.36)		(0.20)	(0.47)		(3.03)	(1.85)	(0.96)

$10.99		$12.88	$10.87		$11.36	$14.28	$15.54

(12.19%	)[4]	20.55% [4]	(0.26%	)[4]	0.90%	4.24%	5.70%

$41,616		$51,133	$50,627		$65,824	$86,129	$90,899
1.40%		1.42%	1.39%		1.44%	1.33%	1.37%

1.66%		1.58%	1.41%		1.44%	1.33%	1.37%
2.62%		1.21%	1.76%		0.71%	1.24%	0.81%

2.36%		1.05%	1.74%		0.71%	1.24%	0.81%
51%		125%	120%		145%	111%	67%

Financial highlights

Delaware Global Listed Real Assets Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount is less than $(0.005) per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[5]	Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Six months ended
4/30/20[1]		Year ended
(Unaudited)		10/31/19	10/31/18		10/31/17		10/31/16	10/31/15
$12.85		$10.85	$11.31		$14.24		$15.50	$15.59

0.11		0.05	0.11		—	[3]	0.07	0.01
(1.69)		2.07	(0.21)		0.02		0.42	0.75

(1.58)		2.12	(0.10)		0.02		0.49	0.76

(0.01)		(0.12)	(0.05)		(0.13)		(0.14)	(0.13)
—		—	(0.05)		—		—	—
(0.32)		—	(0.26)		(2.82)		(1.61)	(0.72)

(0.33)		(0.12)	(0.36)		(2.95)		(1.75)	(0.85)

$10.94		$12.85	$10.85		$11.31		$14.24	$15.50

(12.52%	)[5]	19.64% [5]	(0.99%	)[5]	0.13%		3.53%	4.86%

$3,127		$4,082	$4,810		$13,331		$20,598	$22,085
2.15%		2.17%	2.14%		2.19%		2.08%	2.12%

2.41%		2.33%	2.16%		2.19%		2.08%	2.12%
1.87%		0.46%	1.01%		(0.04%	)	0.49%	0.06%

1.61%		0.30%	0.99%		(0.04%	)	0.49%	0.06%
51%		125%	120%		145%		111%	67%

Financial highlights

Delaware Global Listed Real Assets Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Six months ended
4/30/20[1]		Year ended
(Unaudited)		10/31/19	10/31/18		10/31/17	10/31/16	10/31/15
$12.87		$10.86	$11.35		$14.27	$15.53	$15.61

0.14		0.11	0.17		0.05	0.15	0.09
(1.69)		2.07	(0.22)		0.04	0.41	0.75

(1.55)		2.18	(0.05)		0.09	0.56	0.84

(0.03)		(0.17)	(0.13)		(0.19)	(0.21)	(0.20)
—		—	(0.05)		—	—	—
(0.32)		—	(0.26)		(2.82)	(1.61)	(0.72)

(0.35)		(0.17)	(0.44)		(3.01)	(1.82)	(0.92)

$10.97		$12.87	$10.86		$11.35	$14.27	$15.53

(12.36%	)[4]	20.30% [4]	(0.54%	)[4]	0.66%	4.00%	5.40%

$4,057		$4,966	$4,934		$7,885	$12,573	$12,025
1.65%		1.67%	1.64%		1.69%	1.58%	1.62%

1.91%		1.83%	1.66%		1.69%	1.58%	1.62%
2.37%		0.96%	1.51%		0.46%	0.99%	0.56%

2.11%		0.80%	1.49%		0.46%	0.99%	0.56%
51%		125%	120%		145%	111%	67%

Financial highlights

Delaware Global Listed Real Assets Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Six months ended
4/30/20[1]		Year ended
(Unaudited)		10/31/19	10/31/18		10/31/17	10/31/16	10/31/15
$12.94		$10.91	$11.41		$14.33	$15.57	$15.64

0.17		0.17	0.22		0.12	0.21	0.16
(1.70)		2.09	(0.22)		0.02	0.44	0.76

(1.53)		2.26	—		0.14	0.65	0.92

(0.05)		(0.23)	(0.19)		(0.24)	(0.28)	(0.27)
—		—	(0.05)		—	—	—
(0.32)		—	(0.26)		(2.82)	(1.61)	(0.72)

(0.37)		(0.23)	(0.50)		(3.06)	(1.89)	(0.99)

$11.04		$12.94	$10.91		$11.41	$14.33	$15.57

(12.14%	)[4]	20.94% [4]	(0.08%	)[4]	1.14%	4.60%	5.94%

$41,170		$12,621	$13,741		$16,988	$38,720	$108,943
1.15%		1.17%	1.14%		1.19%	1.08%	1.12%

1.41%		1.33%	1.16%		1.19%	1.08%	1.12%
2.87%		1.46%	2.01%		0.96%	1.49%	1.06%

2.61%		1.30%	1.99%		0.96%	1.49%	1.06%
51%		125%	120%		145%	111%	67%

Financial highlights

Delaware Global Listed Real Assets Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[3]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[5]	Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[7]	Portfolio turnover is representative of the Fund for the entire year ended Oct. 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

Six months ended					8/31/16[2] to
4/30/20[1]		Year ended
(Unaudited)		10/31/19	10/31/18	10/31/17	10/31/16
$12.91		$10.89	$11.41	$14.33	$15.43

0.18		0.18	0.24	0.13	0.29
(1.70)		2.08	(0.23)	0.03	(1.33)

(1.52)		2.26	0.01	0.16	(1.04)

(0.05)		(0.24)	(0.22)	(0.26)	(0.06)
—		—	(0.05)	—	—
(0.32)		—	(0.26)	(2.82)	—

(0.37)		(0.24)	(0.53)	(3.08)	(0.06)

$11.02		$12.91	$10.89	$11.41	$14.33

(12.06%	)[5]	21.00% [5]	0.09% [5]	1.28%	(6.79% )

$4,285		$5,396	$4,876	$21,155	$2
1.03%		1.07%	1.01%	1.04%	0.93%

1.29%		1.23%	1.03%	1.04%	0.93%
2.99%		1.56%	2.14%	1.11%	1.97%

2.73%		1.40%	2.12%	1.11%	1.97%
51%		125%	120%	145%	111% [7]

Notes to financial statements

Delaware Global Listed Real Assets Fund	April 30, 2020 (Unaudited)

Delaware Global Listed Real Assets Fund (formerly, Delaware REIT Fund) (Fund) is a series of Delaware Pooled® Trust (Trust), which is organized as a Delaware statutory trust. The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. This report contains information relating only to Delaware Global Listed Real Assets Fund. All other series of Delaware Pooled Trust, the Macquarie Institutional Portfolios, are included in a separate report.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year.

Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the six months ended April 30, 2020 and for all open tax years (years ended Oct. 31, 2017–Oct. 31, 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the six months ended April 30, 2020, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under

Notes to financial statements

Delaware Global Listed Real Assets Fund

1. Significant Accounting Policies (continued)

“Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Distributions received from investments in limited partnerships are recorded as return of capital on investments. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the six months ended April 30, 2020, the Fund earned $2,253 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the six months ended April 30, 2020, the Fund earned $166 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.15% of the Fund’s average daily net assets for all share classes other than Class R6 shares and 1.00% of the Fund’s average daily net assets of the Class R6 shares from Nov. 1, 2019 through April 30, 2020.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements apply only to expenses paid directly to the Fund and may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation. For these services, DMC, not the Fund, pays MIMAK a fee, which is 0.18% of the average daily net assets of the Fund.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the six months ended April 30, 2020, the Fund was charged $3,774 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services

Notes to financial statements

Delaware Global Listed Real Assets Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the six months ended April 30, 2020, the Fund was charged $4,743 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the six months ended April 30, 2020, the Fund was charged $27,202 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the six months ended April 30, 2020, DDLP earned $1,269 for commissions on sales of the Fund’s Class A shares. For the six months ended April 30, 2020, DDLP received gross CDSC commissions of $8 on redemptions of the Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from Feb. 28, 2019 through March 1, 2020.

3. Investments

For the six months ended April 30, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$75,969,434
Purchases of US government securities	6,214,189
Sales other than US government securities	44,413,194
Sales of US government securities	6,362,596

At April 30, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes have been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for the Fund were as follows:

Cost of investments and derivatives	$100,174,468

Aggregate unrealized appreciation of investments and derivatives	$3,232,394
Aggregate unrealized depreciation of investments and derivatives	(9,897,039)

Net unrealized depreciation of investments and derivatives	$(6,664,645)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Notes to financial statements

Delaware Global Listed Real Assets Fund

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2020:

	Level 1	Level 2	Total
Securities

Assets:

Common Stock	$56,649,213	$—	$56,649,213
Corporate Debt	—	15,644,569	15,644,569
Agency, Asset- & Mortgage-Backed Securities	—	3,725,700	3,725,700
Loan Agreements	—	3,726,830	3,726,830
Foreign Debt	—	7,773,076	7,773,076
US Treasury Obligations	—	4,467,022	4,467,022
Exchange-Traded Funds	332,643	—	332,643
Short-Term Investments	1,190,770	—	1,190,770

Total Value of Securities	$58,172,626	$35,337,197	$93,509,823

Derivatives[1]

Assets:

Foreign Currency Exchange Contracts	$—	$155,882	$155,882
Liabilities:

Foreign Currency Exchange Contracts	$—	$(3,541)	$(3,541)

1Foreign currency exchange contracts is valued at the unrealized appreciation (depreciation) on the instrument at the period end.

During the six months ended April 30, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the six months ended April 30, 2020, there were no Level 3 investments.

4. Capital Shares

Transactions in capital shares were as follows:

	Six months ended 4/30/20	Year ended 10/31/19
Shares sold:
Class A	96,106	170,099
Class C	8,841	31,736
Class R	34,089	72,342
Institutional Class	3,564,079	166,284
Class R6	11,332	9,911

Shares issued upon reinvestment of dividends and distributions:
Class A	111,208	71,100
Class C	8,035	3,864
Class R	10,865	6,542
Institutional Class	118,885	20,904
Class R6	11,918	8,817

	3,975,358	561,599

Shares redeemed:
Class A	(389,014)	(929,775)
Class C	(48,842)	(161,337)
Class R	(61,078)	(147,272)
Institutional Class	(928,847)	(470,694)
Class R6	(52,320)	(48,524)

	(1,480,101)	(1,757,602)

Net increase (decrease)	2,495,257	(1,196,003)

Notes to financial statements

Delaware Global Listed Real Assets Fund

4. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the six months ended April 30, 2020 and year ended Oct. 31, 2019, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
				Institutional
	Class A Shares	Class C Shares	Class A Shares	Class Shares	Value
Six months ended 4/30/20	—	1,442	735	698	$15,820
Year ended 10/31/19	1,320	2,470	2,463	1,314	44,663

5. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 4, 2019.

On Nov. 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 2, 2020.

The Fund had no amounts outstanding as of April 30, 2020, or at any time during the period then ended.

6. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the six months ended April 30, 2020, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date and to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at April 30, 2020.

During the six months ended April 30, 2020, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts – The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall

Notes to financial statements

Delaware Global Listed Real Assets Fund

6. Derivatives (continued)

exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the six months ended April 30, 2020. No options contracts were outstanding at April 30, 2020.

During the six months ended April 30, 2020, Fund entered into options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Fair values of derivative instruments as of April 30, 2020 were as follows:

Statement of Assets and Liabilities Location	Asset Derivatives Fair Value Currency Contracts
Unrealized appreciation on foreign currency exchange contracts	$155,882

Statement of Assets and Liabilities Location	Liability Derivatives Fair Value Currency Contracts
Unrealized depreciation on foreign currency exchange contracts	$3,541

The effect of derivative instruments on the “Statement of operations” for the six months ended April 30, 2020 was as follows:

	Net Realized Gain (Loss) on:

	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Total
Currency contracts	$106,502	$—	$—	$106,502
Interest rate contracts	—	11,516	28,366	39,882

Total	$106,502	$11,516	$28,366	$146,384

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Total
Currency contracts	$184,548	$—	$—	$184,548
Interest rate contracts	—	35	(235)	(200)

Total	$184,548	$35	$(235)	$184,348

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the six months ended April 30, 2020:

	Long Derivatives Volume	Short Derivatives Volume
Foreign currency exchange contracts (average notional value)	503,650	9,456,904
Futures contracts (average notional value)	312,518	161,148
Options contracts (average notional value)	1,374	—

7. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At April 30, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Citigroup Global Markets	$—	$(3,541)	$(3,541)
JPMorgan Chase Bank, National Association	155,882	—	155,882

Total	$155,882	$(3,541)	$152,341

Notes to financial statements

Delaware Global Listed Real Assets Fund

7. Offsetting (continued)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Citigroup Global Markets	$(3,541)	—	—	—	—	(3,541)
JPMorgan Chase Bank, National Association	155,882	—	(155,882)	—	—	—

Total	$152,341	$—	$(155,882)	$—	$—	$(3,541)

(a) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the six months ended April 30, 2020, the Fund had no securities out on loan.

9. Credit and Market Risk

The value of the Fund’s shares will be affected by factors particular to real estate, infrastructure, natural resources, and inflation-linked securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships).

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory, and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The investment team does not plan to always implement exposure to commodities in the Fund, however, they will consider holding commodity ETFs in market scenarios where inflation is running higher than normal and their asset allocation model signals for additional commodity exposure. In addition, the Fund may use futures and options on commodities for a variety of purposes such as hedging against adverse changes in the market prices of securities, as a substitute for purchasing or selling securities, to increase the Fund’s return as a non-hedging strategy that may be considered speculative and to manage the Fund’s portfolio characteristics.

The use of forward foreign currency contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to a fund if currencies do not perform as the portfolio manager

Notes to financial statements

Delaware Global Listed Real Assets Fund

9. Credit and Market Risk (continued)

expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.

Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and government restrictions on private ownership of gold and other precious metals.

Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk, and financing risk. Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the change in presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy, and infrastructure policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, infrastructure, and other markets.

High yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

The market value of Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations, or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource.

Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including those due to commodity production, volumes, commodity prices, weather conditions, terrorist attacks, etc. They are also subject to significant federal, state, and local government regulation. Investment in MLPs may also have tax consequences for shareholders. If the Fund retains its investment until its basis is reduced to zero, subsequent distributions will be taxable at ordinary income rates and shareholders may receive corrected 1099s.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of

Notes to financial statements

Delaware Global Listed Real Assets Fund

9. Credit and Market Risk (continued)

scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through Dec. 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12. Subsequent Events

On Nov. 4, 2019, the Fund, along with certain other funds in the Delaware Funds, entered into an amendment to the agreement for a $250,000,000 revolving line of credit. The revolving line of credit available was increased to $275,000,000 on May 6, 2020. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance.

On June 10, 2020, the Board of Trustees of Delaware Pooled Trust approved the appointment of Macquarie Investment Management Global Limited as a sub-advisor to the Fund to manage real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time effective June 11, 2020.

Management has determined that no other material events or transactions occurred subsequent to April 30, 2020, that would require recognition or disclosure in the Fund’s financial statements.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This semiannual report is for the information of Delaware Global Listed Real Assets Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE POOLED TRUST

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	July 6, 2020

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	July 6, 2020